FRANKLIN TAX-FREE TRUST

 | 1

Annual Report

Municipal Bond Market Overview

For the 12 months ended February 29, 2012, the municipal bond market posted healthy gains as measured by the +12.42% return of the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade securities.1 Over the reporting period municipal bonds generally outperformed Treasuries, which returned +9.60% according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

During the reporting period, domestic and global events affected the municipal bond market. Domestically, the Federal Reserve Board’s (Fed’s) commitment to maintain an accommodative monetary policy stance with historically low interest rates supported the municipal market. The market was further supported by an extended period of low supply, thus reducing the availability of bonds to meet investor demand. In Europe, several countries struggled with financial challenges that resulted in a flight to quality benefiting the U.S. Treasury market, as well as the municipal bond market.

From a credit perspective, on August 2, 2011, the U.S. raised its debt ceiling and avoided defaulting on its debt obligations. Independent credit rating agency Standard & Poor’s (S&P) lowered the country’s long-term Treasury bond rating to AA+ from AAA, citing political risks and a rising debt burden.2 All municipal bonds backed by the U.S. government or government-sponsored enterprises (GSEs) were also downgraded along with the country’s rating and those of GSEs. S&P’s downgrade of U.S. Treasury securities led to the review of more than 11,000 municipal credits supported by federal programs and agency escrows. Primarily, prerefunded municipal bonds and housing bonds tied to federal subsidy programs were affected by the downgrade, although they generally still carried high-grade ratings. Furthermore, on July 19, 2011, independent credit rating agency Moody’s Investors Service placed five Aaa-rated states on its watch list for potential rating cuts partly based on their dependency on federal funding. After the debt ceiling was raised, Moody’s reconfirmed the Aaa rating to states and public finance issuers previously identified as directly or indirectly linked to the U.S. government.2 The same credits are currently assigned a negative outlook based on the identification of certain shared characteristics.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. These do not indicate ratings of the Funds.

4 | Annual Report

Congress enacted the Budget Control Act of 2011 with the potential to reduce the federal deficit by approximately $2 trillion by 2021. While the plan of action is unknown, one can expect reduced federal funding, which would impact state and local programs dependent on federal subsidies. State and local officials may need to reevaluate current budget forecasts and the potential effects. Despite facing fiscal restraints and broad budget cuts to achieve balance, many states continued to show mild growth in revenues, and the actual default rate for municipal bonds was very low.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis and opinions as of February 29, 2012, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Alabama Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Alabama Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Alabama Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.66 on February 28, 2011, to $11.71 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 47.61 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 93.

Annual Report | 7

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 3.88 cents and 1.05 cents, and Class C, 3.34 cents and 0.91 cents.

same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.71% based on an annualization of the current 3.78 cent per share dividend and the maximum offering price of $12.23 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.01% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

8 | Annual Report

State Update

Alabama’s manufacturing-reliant economy had mixed results over the 12-month reporting period. Heavily dependent on the auto industry, the state’s transportation equipment manufacturing jobs make up a large part of the state’s employment. Early in the reporting period, manufacturers slashed local production levels after the earthquake and tsunami in Japan severely disrupted supplier operations and caused a parts shortage. U.S. auto sales slumped in July largely due to consumer uncertainty over the economy and the debate over the federal debt limit. Later in the year, however, the Honda plant in Lincoln ramped up production levels to meet improved market demand. Mercedes-Benz announced capital investment plans to prepare its Vance plant for production of a completely new model. In October, Carpenter Technology Corporation announced it had selected Limestone County as the site for its new $500 million steel plant. GE Aviation broke ground on a jet engine component factory in Auburn, while Pharmavite, a maker of dietary supplements, began construction on a manufacturing and distribution facility in Opelika. Jefferson County, after years of struggling with bad debts and dwindling financial resources, filed for Chapter 9 bankruptcy protection in November, the largest filing of its kind in U.S. history. Alabama’s 7.6% unemployment rate in February 2012 was significantly lower than the 8.3% national rate.3

Alabama has two major operating funds, the Education Trust Fund, which is the main source of dollars for public schools and colleges, and the General Fund, which is a major source of funding for Medicaid, prisons and other noneducation government programs. In fiscal year 2011 both funds shrank as growth in appropriations and obligations outpaced growth in receipts. Without the support of federal stimulus dollars and one-time withdrawals from the state reserve, and in the face of declining revenues, state officials estimated a shortfall for the General Fund in fiscal year 2013. As the legislative session began in February 2012, lawmakers began the difficult and contentious process of deciding where to cut funding. The state’s net-tax supported debt was 2.6% of personal income and $856 per capita, compared with the national medians of 2.8% and $1,066.4

Independent credit rating agency Standard Poor’s (S&P) affirmed its AA rating and stable outlook for the state’s general obligation debt.5 The rating and outlook reflected S&P’s expectations of continued expansion in the manufacturing sector and appropriate policy responses to potential revenue shortfalls.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

Annual Report | 9

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 2/29/12

Franklin Alabama Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRALX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.05	$11.71	$10.66
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4761
Class C (Symbol: FALEX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.07	$11.84	$10.77
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4156

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.61%	+	25.98%	+	61.31%
Average Annual Total Return[2]		+	9.77%	+	3.82%	+	4.44%
Avg. Ann. Total Return (3/31/12)[3]		+	10.32%	+	3.83%	+	4.58%
Distribution Rate[4]	3.71%
Taxable Equivalent Distribution Rate[5]	6.01%
30-Day Standardized Yield[6]	2.97%
Taxable Equivalent Yield[5]	4.81%
Total Annual Operating Expenses[7]	0.71%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.04%	+	22.72%	+	52.87%
Average Annual Total Return[2]		+	13.04%	+	4.18%	+	4.34%
Avg. Ann. Total Return (3/31/12)[3]		+	13.66%	+	4.18%	+	4.47%
Distribution Rate[4]	3.25%
Taxable Equivalent Distribution Rate[5]	5.26%
30-Day Standardized Yield[6]	2.56%
Taxable Equivalent Yield[5]	4.15%
Total Annual Operating Expenses[7]	1.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin Alabama Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,068.00	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.33	$3.57
Class C
Actual	$1,000	$1,066.20	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.32

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 15

Franklin Florida Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Florida Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.08 on February 28, 2011, to $11.88 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 52.80 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 99.

16 | Annual Report

Dividend Distributions*
Franklin Florida Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C
March 2011	4.38 cents	3.90 cents	3.89 cents
April 2011	4.38 cents	3.90 cents	3.89 cents
May 2011	4.38 cents	3.90 cents	3.89 cents
June 2011	4.40 cents	3.92 cents	3.91 cents
July 2011	4.40 cents	3.92 cents	3.91 cents
August 2011	4.40 cents	3.92 cents	3.91 cents
September 2011	4.40 cents	3.87 cents	3.86 cents
October 2011	4.40 cents	3.87 cents	3.86 cents
November 2011	4.40 cents	3.87 cents	3.86 cents
December 2011**	5.53 cents	4.84 cents	4.83 cents
January 2012	3.17 cents	2.78 cents	2.77 cents
February 2012	4.35 cents	3.81 cents	3.80 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.35 cents and 1.18 cents; Class B, 3.81 cents and 1.03 cents; and Class C, 3.80 cents and 1.03 cents.

same period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.18% based on an annualization of the current 4.32 cent per share dividend and the maximum offering price of $12.41 on February 29, 2012. An investor in the 2012 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B and C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 17

State Update

Florida’s large, diverse economy continued to recover during the 12-month reporting period, albeit at a slower pace than the nation’s. The state’s housing market showed signs of improvement, with existing home sales volume and building permits growing in 2011. However, a large excess housing inventory remained, median home prices declined, and the state’s foreclosure rate remained among the nation’s highest. Construction employment continued to decline. The government and mining and logging sectors also experienced job losses. All other sectors contributed to job growth, led by leisure and hospitality, professional and business services, and education and health services. Although Florida’s unemployment rate improved from a December 2010 historical high of 12.0% to 9.4% at period-end, it was significantly higher than the 8.3% national average.3

The state’s enacted fiscal year 2012 budget is structurally balanced and has replenished reserve levels. At the January 2012 revenue estimating conference, state officials revised upward their general revenue forecast for fiscal year 2012 due to increased collections. Additionally, the state revised its projected fiscal year 2012 unappropriated general fund ending balance to reflect better-than-expected fiscal year 2011 final results. Based on the January estimating conference, the state expects to close fiscal year 2012 with a sizable fund balance and total reserves. Due to the continued challenges to the state’s economy, however, state officials revised downward their fiscal year 2013 forecast. The governor’s fiscal year 2013 budget proposal was significantly lower than the fiscal year 2012 budget, with spending cuts consisting largely of Medicaid rate adjustments, completion of transportation projects and personnel reductions.

Florida’s net tax-supported debt was 3.0% of personal income and $1,150 per capita, compared with the national medians of 2.8% and $1,066.4 Independent credit rating agency Standard & Poor’s assigned Florida’s general obligation bonds its highest rating of AAA with a stable outlook.5 The rating and outlook reflected the state’s significant progress in restoring structural budget balance in response to economic challenges and budgetary pressures, strong reserves, moderately high but manageable debt burden, and good income levels.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

18 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 2/29/12

Franklin Florida Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRFLX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.80	$11.88	$11.08
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5280
Class B (Symbol: FRFBX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.81	$11.98	$11.17
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4666
Class C (Symbol: FRFIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.83	$12.08	$11.25
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4654

20 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.26%	+	25.91%	+	61.79%
Average Annual Total Return[2]		+	7.51%	+	3.81%	+	4.47%
Avg. Ann. Total Return (3/31/12)[3]		+	7.92%	+	3.82%	+	4.64%
Distribution Rate[4]	4.18%
Taxable Equivalent Distribution Rate[5]	6.43%
30-Day Standardized Yield[6]	2.99%
Taxable Equivalent Yield[5]	4.60%
Total Annual Operating Expenses[7]	0.62%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.66%	+	22.42%	+	55.00%
Average Annual Total Return[2]		+	7.66%	+	3.79%	+	4.48%
Avg. Ann. Total Return (3/31/12)[3]		+	8.13%	+	3.80%	+	4.65%
Distribution Rate[4]	3.75%
Taxable Equivalent Distribution Rate[5]	5.77%
30-Day Standardized Yield[6]	2.58%
Taxable Equivalent Yield[5]	3.97%
Total Annual Operating Expenses[7]	1.17%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.74%	+	22.52%	+	53.22%
Average Annual Total Return[2]		+	10.74%	+	4.15%	+	4.36%
Avg. Ann. Total Return (3/31/12)[3]		+	11.02%	+	4.14%	+	4.53%
Distribution Rate[4]	3.72%
Taxable Equivalent Distribution Rate[5]	5.72%
30-Day Standardized Yield[6]	2.59%
Taxable Equivalent Yield[5]	3.98%
Total Annual Operating Expenses[7]	1.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

22 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the 2012 maximum federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 23

Your Fund’s Expenses

Franklin Florida Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,061.00	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.12
Class B
Actual	$1,000	$1,057.60	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Class C
Actual	$1,000	$1,057.90	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 25

Franklin Georgia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Georgia Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Georgia Tax-Free Income Fund
2/29/12
% of Total
Ratings	Long-Term Investments**
AAA	6.0%
AA	54.0%
A	28.6%
BBB	8.0%
Below Investment Grade	0.8%
Not Rated	2.6%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Georgia Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.47 on February 28, 2011, to $12.49 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 50.49 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 108.

26 | Annual Report

Dividend Distributions*
Franklin Georgia Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C
March 2011	4.23 cents	3.74 cents
April 2011	4.23 cents	3.74 cents
May 2011	4.23 cents	3.74 cents
June 2011	4.23 cents	3.72 cents
July 2011	4.23 cents	3.72 cents
August 2011	4.23 cents	3.72 cents
September 2011	4.23 cents	3.66 cents
October 2011	4.23 cents	3.66 cents
November 2011	4.23 cents	3.66 cents
December 2011**	5.44 cents	4.68 cents
January 2012	2.80 cents	2.40 cents
February 2012	4.12 cents	3.54 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 4.12 cents and 1.32 cents, and Class C, 3.54 cents and 1.14 cents.

same period.2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61% based on an annualization of the current 3.92 cent per share dividend and the maximum offering price of $13.04 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 5.91% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 27

State Update

Georgia’s economic recovery lagged the nation’s during the reporting period, with continued job losses and high unemployment despite generally improving personal income. The state’s housing market showed little signs of improvement, with home prices declining at a faster rate than the national average and the state’s foreclosure rate among the nation’s highest. The construction sector continued to shed jobs during the period. The information and mining and logging sectors also experienced large job losses. The professional and business services sector and education and health services sector led job gains. The state’s unemployment rate improved from a December 2010 historical high of 10.4% to 9.1% at period-end, but remained higher than the 8.3% national average.3

The state has a good budget management framework and strong financial management practices. The executive branch has broad authority to adjust appropriations and has a history of making politically challenging revenue and expenditure decisions to maintain budget balance during the fiscal year. Georgia’s fiscal year 2012 budget was structurally balanced without the use of nonrecurring revenues and with recurring revenues used to cover recurring expenditures. Although all budget areas increased except for education and debt service, the total spending increase was only slightly larger than the amended fiscal year 2011 budget. The governor’s fiscal year 2013 budget proposal, which forecast moderate revenue growth, is larger than the fiscal year 2012 budget. Most of the additional funding is appropriated for student enrollment growth, filling Medicaid shortfalls and the state health benefit plan, and making required retirement plan payments. To remain balanced, the proposed budget included base spending reductions by most agencies as well as consolidation of some agencies.

Georgia’s net tax-supported debt was 3.3% of personal income and $1,103 per capita, compared with the national medians of 2.8% and $1,066.4 Independent credit rating agency Standard &Poor’s assigned Georgia’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected the state’s well-diversified economy that remains well positioned to recover in the medium term, history of restoring fiscal balance by making difficult decisions, and revenue shortfall reserve that is being replenished.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 2/29/12

Franklin Georgia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTGAX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.02	$12.49	$11.47
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5049
Class C (Symbol: FGAIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.04	$12.64	$11.60
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4398

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.57%	+	26.48%	+	61.93%
Average Annual Total Return[2]		+	8.73%	+	3.91%	+	4.48%
Avg. Ann. Total Return (3/31/12)[3]		+	8.69%	+	3.87%	+	4.60%
Distribution Rate[4]	3.61%
Taxable Equivalent Distribution Rate[5]	5.91%
30-Day Standardized Yield[6]	2.53%
Taxable Equivalent Yield[5]	4.14%
Total Annual Operating Expenses[7]	0.67%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.99%	+	23.13%	+	53.45%
Average Annual Total Return[2]		+	11.99%	+	4.25%	+	4.37%
Avg. Ann. Total Return (3/31/12)[3]		+	11.88%	+	4.21%	+	4.49%
Distribution Rate[4]	3.16%
Taxable Equivalent Distribution Rate[5]	5.17%
30-Day Standardized Yield[6]	2.09%
Taxable Equivalent Yield[5]	3.42%
Total Annual Operating Expenses[7]	1.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

30 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 31

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

32 | Annual Report

Your Fund’s Expenses

Franklin Georgia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 33

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,064.00	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37
Class C
Actual	$1,000	$1,061.10	$6.25
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

34 | Annual Report

Franklin Kentucky Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.78 on February 28, 2011, to $11.62 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 46.09 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 114.

Annual Report | 35

same period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.71%. An investor in the 2012 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

Commonwealth Update

Kentucky’s economy continued to recover, but at a slower pace than the nation’s. The commonwealth is a significant coal producer, which has helped boost its revenues. Although Kentucky’s economic base has diversified in recent years, it remained reliant on the manufacturing sector, particularly the automobile industry. At period-end, Kentucky’s unemployment rate was 8.7%, which was higher than the 8.3% national average.3 The information, financial activities, and mining and logging sectors led job losses, while the professional and business services, leisure and hospitality, and construction sectors led job growth.

The commonwealth’s enacted fiscal 2011-2012 biennial budget relied on several one-time measures, some spending cuts and projected revenue growth to achieve balance. General fund revenues in the first half of fiscal year 2012 were ahead of budget forecasts, reflecting strong sales and corporate tax receipts. The governor’s fiscal 2013-2014 biennial budget proposal moved closer to structural balance as it reduced reliance on one-time measures to fund recurring expenses. It also included a moderate revenue growth forecast and spending reductions to most state agencies. Key areas exempted from proposed general fund spending cuts included certain education, health care and public safety programs, as well as debt service payments.

Kentucky’s net tax-supported debt was 6.1% of personal income and $1,961 per capita, compared with the national medians of 2.8% and $1,066.4 Independent credit rating agency Moody’s Investors Service assigned Kentucky an issuer rating of Aa2 with a negative outlook.5 The rating reflected the commonwealth’s reliance on appropriation-backed debt, revenue stabilization and active financial control practices. The negative outlook reflected Moody’s assessment of the commonwealth’s significant fiscal stress, large unfunded pension liability and

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Moody’s rating of the Fund.

36 | Annual Report

reliance on one-time budget balancing solutions. Additionally, the commonwealth’s economy remains vulnerable primarily due to its relatively higher exposure to the manufacturing sector.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 37

Performance Summary as of 2/29/12

Franklin Kentucky Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRKYX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.84	$11.62	$10.78
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4609

Performance

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.32%	+	25.15%	+	59.47%
Average Annual Total Return[2]		+	7.53%	+	3.68%	+	4.33%
Avg. Ann. Total Return (3/31/12)[3]		+	7.96%	+	3.73%	+	4.47%
Distribution Rate[4]	3.71%
Taxable Equivalent Distribution Rate[5]	6.07%
30-Day Standardized Yield[6]	2.71%
Taxable Equivalent Yield[5]	4.44%
Total Annual Operating Expenses[7]	0.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $12.14 per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.
Annual Report | 39

Your Fund’s Expenses

Franklin Kentucky Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

40 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,060.50	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.13	$3.77

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 41

Franklin Louisiana Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.91 on February 28, 2011, to $11.88 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 49.08 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 119.

42 | Annual Report

Dividend Distributions*
Franklin Louisiana Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C
March 2011	4.09 cents	3.61 cents
April 2011	4.09 cents	3.61 cents
May 2011	4.09 cents	3.61 cents
June 2011	4.09 cents	3.61 cents
July 2011	4.09 cents	3.61 cents
August 2011	4.09 cents	3.61 cents
September 2011	4.09 cents	3.55 cents
October 2011	4.09 cents	3.55 cents
November 2011	4.09 cents	3.55 cents
December 2011**	5.14 cents	4.44 cents
January 2012	2.94 cents	2.54 cents
February 2012	4.04 cents	3.49 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.04 cents and 1.10 cents, and Class C, 3.49 cents and 0.95 cents.

same period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.71% based on an annualization of the current 3.84 cent per share dividend and the maximum offering price of $12.41 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 43

State Update

Louisiana’s economy has enjoyed lower-than-average unemployment in recent years, despite a concentration in the oil and gas industry. The state has a strong financial position and solid liquidity, largely due to federal stimulus money and significant federal funds to support rebuilding following Hurricane Katrina. Although the trade and government sectors were major employers, the less economically sensitive health care and social services and education sectors have been the main growth drivers over the past several years. At period-end, Louisiana’s 7.0% unemployment rate was significantly lower than the 8.3% national average.3

The state’s strong fiscal management framework limits budgeted expenditures to funds from current revenues and available reserves, and its constitution limits debt service payments to 6% of estimated revenues.4 Although the enacted fiscal year 2012 budget closed a gap, state officials found that 2012 tax collections would fall short of expectations, prompting Governor Jindal to issue an executive order to reduce expenditures. The governor’s proposed 2013 budget includes savings to be realized through a reduction in rates paid to Medicaid private providers and a reduction in state employee headcount, among other measures.

Since the early 2000s, Louisiana has reduced its debt burden significantly through reduced borrowing, economic gains and debt limitation measures. At period-end, Louisiana’s net tax-supported debt was 3.5% of personal income and $1,308 per capita, compared with the 2.8% and $1,066 national medians.5 Independent credit rating agency Moody’s Investors Service assigned Louisiana’s general obligation debt an Aa2 rating with a stable outlook.6 The rating and outlook reflected the state’s strong financial position, healthy liquidity, historically rapid responses to downward revenue forecasts, and to a lesser degree, upward trends in energy prices.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor’s, “Louisiana; General Obligation,” RatingsDirect, 5/5/11.

5. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

6. This does not indicate Moody’s rating of the Fund.

44 | Annual Report

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 45

Performance Summary as of 2/29/12

Franklin Louisiana Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FKLAX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.97	$11.88	$10.91
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4908
Class C (Symbol: FLAIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.99	$12.03	$11.04
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4288

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.67%	+	26.90%	+	61.89%
Average Annual Total Return[2]		+	8.88%	+	3.96%	+	4.48%
Avg. Ann. Total Return (3/31/12)[3]		+	8.65%	+	3.90%	+	4.58%
Distribution Rate[4]	3.71%
Taxable Equivalent Distribution Rate[5]	6.07%
30-Day Standardized Yield[6]	2.75%
Taxable Equivalent Yield[5]	4.50%
Total Annual Operating Expenses[7]	0.68%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.09%	+	23.44%	+	53.25%
Average Annual Total Return[2]		+	12.09%	+	4.30%	+	4.36%
Avg. Ann. Total Return (3/31/12)[3]		+	11.89%	+	4.23%	+	4.46%
Distribution Rate[4]	3.25%
Taxable Equivalent Distribution Rate[5]	5.32%
30-Day Standardized Yield[6]	2.33%
Taxable Equivalent Yield[5]	3.81%
Total Annual Operating Expenses[7]	1.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

46 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 47

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

48 | Annual Report

Your Fund’s Expenses

Franklin Louisiana Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 49

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,063.00	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.48	$3.42
Class C
Actual	$1,000	$1,059.30	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.17

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

50 | Annual Report

Franklin Maryland Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.91 on February 28, 2011, to $11.90 on February 29, 2012. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 126.

Annual Report | 51

Dividend Distributions*
Franklin Maryland Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	3.70 cents	3.22 cents	3.79 cents
April 2011	3.70 cents	3.22 cents	3.79 cents
May 2011	3.70 cents	3.22 cents	3.79 cents
June 2011	3.92 cents	3.45 cents	4.01 cents
July 2011	3.92 cents	3.45 cents	4.01 cents
August 2011	3.92 cents	3.45 cents	4.01 cents
September 2011	3.92 cents	3.38 cents	4.01 cents
October 2011	3.92 cents	3.38 cents	4.01 cents
November 2011	3.92 cents	3.38 cents	4.01 cents
December 2011**	5.10 cents	4.39 cents	5.23 cents
January 2012	2.92 cents	2.51 cents	2.99 cents
February 2012	4.01 cents	3.45 cents	4.11 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.01 cents and 1.09 cents; Class C, 3.45 cents and 0.94 cents; and Advisor Class, 4.11 cents and 1.12 cents.

Fund’s Class A shares paid dividends totaling 46.91 cents per share for the same period.2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.80% based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $12.43 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.66% would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

In past years, Maryland’s proximity to Washington, DC, helped support the state economy. Recently, however, federal spending cuts hurt economic momentum, and Maryland had been recovering more slowly than the nation from

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

52 | Annual Report

the recession. Maryland’s economy gained traction in the latter part of the 12 months under review as the state’s unemployment rate declined, a survey indicated business activity was increasing, and personal income levels remained among the highest in the U.S.

Maryland’s unemployment rate dropped from 7.2% in February 2011 to 6.5% in February 2012, which was well below the 8.3% national average. Job sectors in the state with the largest one-year growth in February included mining, logging and construction; and education and health services.3 Maryland also continued to benefit from employment shifts associated with the 2005 federal military base realignment process. Improving employment levels were accompanied by robust salaries, as personal income in Maryland ranked fourth among states.4 A key business survey reported business activity increased in December, and a business expectations survey affirmed further economic growth was anticipated. During 2011, businesses in the state announced they were adding more than 10,000 new jobs and funding $3.3 billion in capital investment.5

Although the state’s retirement system was underfunded compared to those of many other states and a structural budget gap was cited, the legislature took action to address both challenges. State lawmakers enacted pension reforms in the 2012 budget intended to reduce the state’s pension liability and increase contributions and the funding level. Following recommendations by Maryland’s Spending Affordability Commission, the state initiated a multi-year program in 2012 to reduce the structural deficit.

The state’s debt burden was moderate, with net tax-supported debt of 3.5% of personal income and $1,681 per capita, compared with the 2.8% and $1,066 national medians.6 Independent credit rating agency Standard & Poor’s maintained its AAA rating for Maryland, noting the state’s economic strength and diverse economy, historically strong financial and debt management policies, and recent initiatives and debt affordability model.7

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Sources: Bureau of Economic Analysis and Bureau of the Census.

5. Source: Maryland Department of Business and Economic Development, press release, 2/28/12. 6. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11. 7. This does not indicate Standard & Poor’s rating of the Fund.

Portfolio Breakdown

Franklin Maryland Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

Hospital & Health Care	20.1%
Utilities	16.7%
General Obligation	15.5%
Higher Education	13.5%
Transportation	9.5%
Refunded	6.8%
Housing	6.1%
Tax-Supported	5.7%
Other Revenue	5.1%
Subject to Government Appropriations	1.0%

*Does not include short-term investments and other net assets.

Annual Report | 53

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

54 | Annual Report

Performance Summary as of 2/29/12

Franklin Maryland Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMDTX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.99	$11.90	$10.91
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4691
Class C (Symbol: FMDIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.01	$12.09	$11.08
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4071
Advisor Class (Symbol: FMDZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.99	$11.90	$10.91
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4803

Annual Report | 55

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.65%	+	24.53%	+	59.57%
Average Annual Total Return[2]		+	8.86%	+	3.57%	+	4.33%
Avg. Ann. Total Return (3/31/12)[3]		+	9.54%	+	3.60%	+	4.47%
Distribution Rate[4]	3.80%
Taxable Equivalent Distribution Rate[5]	6.40%
30-Day Standardized Yield[6]	2.88%
Taxable Equivalent Yield[5]	4.85%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.02%	+	21.18%	+	51.15%
Average Annual Total Return[2]		+	12.02%	+	3.92%	+	4.22%
Avg. Ann. Total Return (3/31/12)[3]		+	12.78%	+	3.93%	+	4.35%
Distribution Rate[4]	3.33%
Taxable Equivalent Distribution Rate[5]	5.61%
30-Day Standardized Yield[6]	2.47%
Taxable Equivalent Yield[5]	4.16%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.76%	+	24.83%	+	59.95%
Average Annual Total Return[2]		+	13.76%	+	4.54%	+	4.81%
Avg. Ann. Total Return (3/31/12)[3]		+	14.54%	+	4.55%	+	4.95%
Distribution Rate[4]	4.07%
Taxable Equivalent Distribution Rate[5]	6.86%
30-Day Standardized Yield[6]	3.18%
Taxable Equivalent Yield[5]	5.36%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

56 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 57

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the man-
ager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geo-
graphically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum com-
bined effective federal and Maryland state and local personal income tax rate of 40.66%, based on the federal income tax rate of 35.00%.
6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to
7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maxi-
mum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09
(commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.68%
and +8.64%.
9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

58 | Annual Report

Your Fund’s Expenses

Franklin Maryland Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 59

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,067.10	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
Class C
Actual	$1,000	$1,064.90	$6.16
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor Class
Actual	$1,000	$1,067.60	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

60 | Annual Report

Franklin Missouri Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.55 on February 28, 2011, to $12.61 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 50.73 cents per share for the same period.2 The Performance Summary beginning on page 65 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 133.

Annual Report | 61

Dividend Distributions*
Franklin Missouri Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	4.27 cents	3.77 cents	4.36 cents
April 2011	4.27 cents	3.77 cents	4.36 cents
May 2011	4.27 cents	3.77 cents	4.36 cents
June 2011	4.27 cents	3.76 cents	4.36 cents
July 2011	4.27 cents	3.76 cents	4.36 cents
August 2011	4.27 cents	3.76 cents	4.36 cents
September 2011	4.23 cents	3.65 cents	4.33 cents
October 2011	4.23 cents	3.65 cents	4.33 cents
November 2011	4.23 cents	3.65 cents	4.33 cents
December 2011**	5.26 cents	4.53 cents	5.40 cents
January 2012	3.02 cents	2.59 cents	3.10 cents
February 2012	4.14 cents	3.56 cents	4.25 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.14 cents and 1.12 cents; Class C, 3.56 cents and 0.97 cents; and Advisor Class, 4.25 cents and 1.15 cents.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.64% based on an annualization of the current 3.99 cent per share dividend and the maximum offering price of $13.17 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 5.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

62 | Annual Report

State Update

During the 12 months under review, rising manufacturing activity and consumer spending in Missouri accompanied stronger expectations for production, hiring and capital spending. A report by the Federal Reserve Bank of St. Louis district noted the state’s economy “continued to expand at a modest pace.” Net general revenues for the first three months of fiscal year 2012 were above revenue levels for the same period in 2011, according to the Missouri Office of Administration. Similarly, as manufacturing activity picked up, state exports rose year-over-year in the third quarter of 2011, led by transportation equipment.

The state’s unemployment rate fell to 7.4% in February 2012, the lowest level in more than three years.3 Ford announced major capital investment to expand an assembly plant in Kansas City, potentially adding jobs. The improving employment picture included the farm sector, where income increased year-over-year in the third quarter of 2011.

The state’s actual tax revenues for fiscal year 2011 increased over fiscal year 2010 levels, as did personal income tax collections. However, revenue collections for fiscal year 2012 were below projected totals as of January, with corporate income and franchise tax collections down in January for 2012 and for the fiscal year. Real estate also represented a mix of positive and negative indicative measures, with Missouri’s lower supply of homes for sale and foreclosure rate below the national average contrasted by elevated levels of industrial and office space available in St. Louis and Kansas City.

The state’s debt burden was moderate, with net tax-supported debt of 2.2% of personal income and $775 per capita, compared with the 2.8% and $1,066 national medians.4 Independent rating agency Standard & Poor’s maintained a rating of AAA for the state, noting the state’s skilled financial management, diverse economic base, moderate debt burden and strong financial reserves.5

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

Annual Report | 63

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

64 | Annual Report

Performance Summary as of 2/29/12

Franklin Missouri Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRMOX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.06	$12.61	$11.55
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5088
Class C (Symbol: FMOIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.07	$12.71	$11.64
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4431
Advisor Class (Symbol: FRMZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.07	$12.62	$11.55
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5206

Annual Report | 65

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.87%	+	26.37%	+	62.69%
Average Annual Total Return[2]		+	9.05%	+	3.88%	+	4.53%
Avg. Ann. Total Return (3/31/12)[3]		+	8.83%	+	3.85%	+	4.68%
Distribution Rate[4]	3.64%
Taxable Equivalent Distribution Rate[5]	5.96%
30-Day Standardized Yield[6]	2.73%
Taxable Equivalent Yield[5]	4.47%
Total Annual Operating Expenses[7]	0.64%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.24%	+	22.93%	+	54.02%
Average Annual Total Return[2]		+	12.24%	+	4.22%	+	4.41%
Avg. Ann. Total Return (3/31/12)[3]		+	12.04%	+	4.18%	+	4.56%
Distribution Rate[4]	3.19%
Taxable Equivalent Distribution Rate[5]	5.22%
30-Day Standardized Yield[6]	2.31%
Taxable Equivalent Yield[5]	3.78%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.07%	+	26.77%	+	63.21%
Average Annual Total Return[2]		+	14.07%	+	4.86%	+	5.02%
Avg. Ann. Total Return (3/31/12)[3]		+	13.77%	+	4.82%	+	5.17%
Distribution Rate[4]	3.89%
Taxable Equivalent Distribution Rate[5]	6.37%
30-Day Standardized Yield[6]	2.95%
Taxable Equivalent Yield[5]	4.83%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

66 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 67

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.31% and +8.19%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

68 | Annual Report

Your Fund’s Expenses

Franklin Missouri Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 69

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,066.90	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22
Class C
Actual	$1,000	$1,063.40	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor Class
Actual	$1,000	$1,067.40	$2.78
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$2.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

70 | Annual Report

Franklin North Carolina Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.73 on February 28, 2011, to $12.79 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 49.91 cents per share for the same period.2 The Performance Summary beginning on page 75 shows that

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 142.

Annual Report | 71

Dividend Distributions*
Franklin North Carolina Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	4.11 cents	3.60 cents	4.20 cents
April 2011	4.11 cents	3.60 cents	4.20 cents
May 2011	4.11 cents	3.60 cents	4.20 cents
June 2011	4.18 cents	3.67 cents	4.27 cents
July 2011	4.18 cents	3.67 cents	4.27 cents
August 2011	4.18 cents	3.67 cents	4.27 cents
September 2011	4.18 cents	3.59 cents	4.29 cents
October 2011	4.18 cents	3.59 cents	4.29 cents
November 2011	4.18 cents	3.59 cents	4.29 cents
December 2011**	5.21 cents	4.46 cents	5.34 cents
January 2012	2.99 cents	2.56 cents	3.06 cents
February 2012	4.10 cents	3.51 cents	4.20 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.10 cents and 1.11 cents; Class C, 3.51 cents and 0.95 cents; and Advisor Class, 4.20 cents and 1.14 cents.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.64% based on an annualization of the current 4.05 cent per share dividend and the maximum offering price of $13.36 on February 29, 2012. An investor in the 2012 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

72 | Annual Report

State Update

North Carolina’s diverse economy expanded during the period, but job growth remained relatively flat. Housing market weakness continued to be a drag on the state’s economy as it has been on the nation’s. Manufacturing, particularly the automotive industry, contributed to the state’s economic recovery. With the exception of mining and logging, all employment sectors added jobs, led by education and health services; professional and business services; and trade, transportation and utilities. The state’s unemployment rate improved from 10.4% in February 2011 to 9.9% at period-end, but it was considerably higher than the 8.3% national rate.3

The state closed its fiscal year 2011 budget with an adequate fund balance resulting from reduced expenditures and an improved revenue environment. The state’s enacted fiscal 2012-2013 biennial budget had a huge projected budget gap primarily due to the end of federal stimulus programs and expiration of the state’s temporary tax increase. State officials bridged the gap largely through spending reductions, primarily in education and health and human services. Projected revenue growth for the biennium is significantly higher than in recent years but below the historical average during the state’s economic expansion periods. Should revenue growth fall short of the projection, the state has additional reserves outside of the general fund that the governor is constitutionally authorized to transfer without legislative approval.

North Carolina has a moderate debt burden despite bond authorization and issuance increases in recent years. The state’s net tax-supported debt was 2.3% of personal income and $782 per capita, compared with the national medians of 2.8% and $1,066.4 Independent credit rating agency Standard & Poor’s assigned North Carolina’s general obligation debt its highest rating of AAA with a stable outlook.5 The rating and outlook reflected the state’s diverse economic base, historically healthy financial position, and prudent fiscal management that included proactive responses to budget shortfalls and surpluses to retain structural balance.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

Annual Report | 73

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

74 | Annual Report

Performance Summary as of 2/29/12

Franklin North Carolina Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXNCX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.06	$12.79	$11.73
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4991
Class C (Symbol: FNCIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.07	$12.95	$11.88
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4325
Advisor Class (Symbol: FNCZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.05	$12.78	$11.73
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5109

Annual Report | 75

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.57%	+	27.29%	+	64.25%
Average Annual Total Return[2]		+	8.74%	+	4.04%	+	4.63%
Avg. Ann. Total Return (3/31/12)[3]		+	8.72%	+	4.03%	+	4.78%
Distribution Rate[4]	3.64%
Taxable Equivalent Distribution Rate[5]	6.07%
30-Day Standardized Yield[6]	2.59%
Taxable Equivalent Yield[5]	4.32%
Total Annual Operating Expenses[7]	0.63%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.87%	+	23.79%	+	55.50%
Average Annual Total Return[2]		+	11.87%	+	4.36%	+	4.51%
Avg. Ann. Total Return (3/31/12)[3]		+	11.88%	+	4.36%	+	4.66%
Distribution Rate[4]	3.18%
Taxable Equivalent Distribution Rate[5]	5.30%
30-Day Standardized Yield[6]	2.16%
Taxable Equivalent Yield[5]	3.60%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.59%	+	27.50%	+	64.52%
Average Annual Total Return[2]		+	13.59%	+	4.98%	+	5.10%
Avg. Ann. Total Return (3/31/12)[3]		+	13.60%	+	4.98%	+	5.26%
Distribution Rate[4]	3.91%
Taxable Equivalent Distribution Rate[5]	6.52%
30-Day Standardized Yield[6]	2.81%
Taxable Equivalent Yield[5]	4.69%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

76 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 77

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.80% and +8.02%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

78 | Annual Report

Your Fund’s Expenses

Franklin North Carolina Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 79

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,065.70	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Class C
Actual	$1,000	$1,062.80	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor Class
Actual	$1,000	$1,065.40	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

80 | Annual Report

Franklin Virginia Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Virginia Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.18 on February 28, 2011, to $12.10 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 48.73 cents per share for the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 152.

Annual Report | 81

Dividend Distributions*
Franklin Virginia Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	4.01 cents	3.51 cents	4.10 cents
April 2011	4.01 cents	3.51 cents	4.10 cents
May 2011	4.01 cents	3.51 cents	4.10 cents
June 2011	4.08 cents	3.58 cents	4.17 cents
July 2011	4.08 cents	3.58 cents	4.17 cents
August 2011	4.08 cents	3.58 cents	4.17 cents
September 2011	4.08 cents	3.53 cents	4.17 cents
October 2011	4.08 cents	3.53 cents	4.17 cents
November 2011	4.08 cents	3.53 cents	4.17 cents
December 2011**	5.10 cents	4.39 cents	5.23 cents
January 2012	2.92 cents	2.51 cents	2.99 cents
February 2012	4.01 cents	3.45 cents	4.11 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.01 cents and 1.09 cents; Class C, 3.45 cents and 0.94 cents; and Advisor Class, 4.11 cents and 1.12 cents.

same period.2 The Performance Summary beginning on page 85 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.74% based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $12.64 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.10% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

During the 12 months under review, Virginia’s economy generated healthy revenue growth and the unemployment rate remained well below the national

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

82 | Annual Report

average. Virginia revenues for fiscal year 2012 climbed through January, although this rate slowed from the pace between July and September, the first quarter of fiscal year 2012. The higher revenues reflected growth in individual income tax receipts, and followed an upswing in revenue collections for fiscal year 2011. Virginia’s economy grew at a faster pace over the past 15 years than the national average.3

Revenue growth was accompanied by low unemployment rates relative to the national average. Virginia’s unemployment rate stood at 5.7% in February 2012, compared with the 8.3% national rate.4 The financial activities sector and education and health services sector grew the most for the 12 months under review. Although the majority of business sectors added jobs, the construction, information, manufacturing, and other services sectors lost jobs over the same period. Consistent with relatively low unemployment, Virginia’s home sales and median home prices rose in 2011 compared to prior year levels.

Independent credit rating agency Moody’s Investors Service acknowledged Virginia’s fiscal year 2012 structurally balanced budget and rebuilding of emergency reserves. The commonwealth ended fiscal year 2011 with a surplus resulting from general reserve collections and transfers. To reduce retirement plan obligations, Virginia began requiring new state employees to contribute a minimum of 5% to retirement plans.5 Also, because Virginia has a number of employers related to the military and reliant on federal funding, the governor proposed increasing the rainy day fund in fiscal year 2014 and initially invested $30 million to create the Federal Action Contingency Trust Fund, designed to continue programs directly affected by federal budget cuts.5

The state’s debt burden was moderate, with net tax-supported debt of 2.4% of personal income and $1,058 per capita, compared with the 2.8% and $1,066 national medians.6 Independent credit rating agency Standard & Poor’s maintained its top AAA rating for Virginia, classifying Virginia’s management practices as “strong.”7 Moody’s also maintained its Aaa rating, citing the commonwealth’s conservative fiscal management, diverse local economy and low debt burden.7

3. Source: Standard & Poor’s, “Virginia; Appropriations; General Obligation; Miscellaneous Tax; Moral Obligation,”

RatingsDirect, 2/15/12.

4. Source: Bureau of Labor Statistics.

5. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aaa Rating to $98.9 million of Virginia General Obligation Bonds,” 2/14/12.

6. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

7. This does not indicate a rating of the Fund.

Annual Report | 83

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

84 | Annual Report

Performance Summary as of 2/29/12

Franklin Virginia Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRVAX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.92	$12.10	$11.18
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4873
Class C (Symbol: FVAIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.94	$12.26	$11.32
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4235
Advisor Class (Symbol: FRVZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.92	$12.10	$11.18
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4985

Annual Report | 85

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.84%	+	26.10%	+	61.70%
Average Annual Total Return[2]		+	8.01%	+	3.83%	+	4.47%
Avg. Ann. Total Return (3/31/12)[3]		+	7.98%	+	3.77%	+	4.59%
Distribution Rate[4]	3.74%
Taxable Equivalent Distribution Rate[5]	6.10%
30-Day Standardized Yield[6]	2.59%
Taxable Equivalent Yield[5]	4.23%
Total Annual Operating Expenses[7]	0.64%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.25%	+	22.75%	+	53.05%
Average Annual Total Return[2]		+	11.25%	+	4.19%	+	4.35%
Avg. Ann. Total Return (3/31/12)[3]		+	11.06%	+	4.11%	+	4.47%
Distribution Rate[4]	3.28%
Taxable Equivalent Distribution Rate[5]	5.35%
30-Day Standardized Yield[6]	2.15%
Taxable Equivalent Yield[5]	3.51%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.95%	+	26.41%	+	62.10%
Average Annual Total Return[2]		+	12.95%	+	4.80%	+	4.95%
Avg. Ann. Total Return (3/31/12)[3]		+	12.76%	+	4.72%	+	5.07%
Distribution Rate[4]	4.02%
Taxable Equivalent Distribution Rate[5]	6.56%
30-Day Standardized Yield[6]	2.81%
Taxable Equivalent Yield[5]	4.59%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

86 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 87

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.55% and +7.60%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

88 | Annual Report

Your Fund’s Expenses

Franklin Virginia Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 89

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,057.10	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22
Class C
Actual	$1,000	$1,054.40	$6.08
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor Class
Actual	$1,000	$1,057.60	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$2.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

90 | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.7%
Alabama 77.5%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
AMBAC Insured, 5.25%, 8/15/24	$1,755,000	$1,757,457
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	3,000,000	3,279,090
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A,
AMBAC Insured, 5.00%, 8/15/23	4,435,000	4,464,537
Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29	2,055,000	2,092,134
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,462,949
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36	2,560,000	2,661,939
Auburn University General Fee Revenue, Series A, AGMC Insured, 5.00%, 6/01/38	5,000,000	5,418,150
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35	1,990,000	1,885,983
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 6/01/39	3,825,000	4,027,955
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue,
Children’s Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,562,960
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,389,883
Butler County IDA Environmental Improvement Revenue, International Paper, Series A, 7.00%,
9/01/32	1,000,000	1,089,450
Butler County Public Education Cooperative District, Series A, XLCA Insured, 5.00%,
7/01/37	9,025,000	9,095,666
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%, 1/01/29	4,290,000	4,491,544
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding,
Series A, Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,933,235
8/01/37	5,000,000	5,428,100
Coffee County PBA Building Revenue, NATL Insured, 5.00%, 9/01/27	2,145,000	2,193,348
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,232,020
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	7,193,830
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	5,000,000	5,636,850
Series B, 5.50%, 9/01/33	4,500,000	4,944,420
Etowah County Board of Education Special Tax, School wts., AGMC Insured, 5.00%,
9/01/24	4,235,000	4,353,665
9/01/28	2,000,000	2,041,100
9/01/33	2,500,000	2,537,950
Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29	980,000	858,764
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33	2,000,000	2,063,180
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%,
10/01/30	5,000,000	5,102,150
Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded,
5.40%, 6/01/22	4,000,000	4,119,800
5.50%, 6/01/27	3,820,000	3,935,135
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Capital Improvement
and Refunding, NATL Insured, 5.00%, 10/01/33	8,000,000	8,580,000
Jacksonville State University Revenue, Tuition and Fee, NATL Insured, Pre-Refunded, 5.00%,
12/01/22	3,000,000	3,034,590
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24	2,000,000	1,869,160
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13	130,000	134,554

Annual Report | 93

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Alabama Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/33	$7,410,000	$8,004,430
Limestone County Water and Sewer Authority Water Revenue,
AMBAC Insured, 5.00%, 12/01/29	1,540,000	1,597,365
AMBAC Insured, 5.00%, 12/01/31	3,910,000	4,029,959
Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,051,650
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,
Assured Guaranty, 5.125%, 9/01/34	600,000	650,718
Series A, AMBAC Insured, 5.00%, 9/01/34	1,000,000	1,022,040
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,043,880
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A,
XLCA Insured, 4.75%, 12/01/31	7,500,000	8,120,250
Marshall County Health Care Authority Revenue,
Series A, 5.75%, 1/01/32	2,170,000	2,189,747
Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	2,753,370
Mobile GO, wts., 5.50%, 2/15/30	2,000,000	2,189,360
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A,
Assured Guaranty, 5.00%, 3/01/33	6,500,000	7,026,305
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC Insured,
5.00%, 1/01/36	10,000,000	10,509,900
Moulton Water Works Board Water Revenue, NATL Insured, 5.375%, 1/01/32	1,935,000	1,974,609
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,274,980
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
5/15/35	2,000,000	2,067,180
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,190,080
Selma IDBR, Gulf Opportunity Zone,
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,208,620
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,142,230
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33	2,610,000	2,644,765
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC
Project, Series A, CIFG Insured, 5.00%, 9/01/32	5,000,000	5,207,750
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured,
5.25%, 12/01/40	2,000,000	2,192,000
Trussville GO, wts., Series A, NATL RE, FGIC Insured, 5.00%, 10/01/36	4,740,000	4,962,069
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,815,600
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	9,000,000	9,258,390
University of North Alabama Revenue, Student Housing, NATL RE, FGIC Insured, 5.00%,
11/01/29	2,995,000	3,066,521
University of South Alabama University Revenue, Facilities, Capital Improvement, BHAC Insured,
5.00%, 8/01/38	5,000,000	5,358,700
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
5.65%, 11/01/22	3,465,000	3,205,610
		239,629,626

94 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.5%
Florida 86.3%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare
Project,
Refunding, Series D-1, 6.50%, 12/01/19	$1,215,000	$1,448,936
Refunding, Series D-1, 6.75%, 12/01/22	1,000,000	1,181,030
Series D-2, 6.75%, 12/01/30	5,000,000	5,712,800
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
Project,
7.00%, 4/01/39	2,000,000	2,336,840
NATL Insured, 5.00%, 4/01/26	5,000,000	5,002,850
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
Southeastern University, Refunding, Series B, 5.60%, 4/01/29	3,180,000	3,218,860
Broward County HFA,
MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29	990,000	990,099
MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39	1,980,000	1,980,020
SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29	145,000	44,788
Broward County HFAR, Series D, GNMA Secured, 7.375%, 6/01/21	40,000	40,052
Broward County School Board COP, Series A, AGMC Insured, 5.00%, 7/01/26	21,500,000	21,645,770
Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34	2,200,000	2,451,548
Celebration CDD Special Assessment, Series A, NATL Insured, 5.50%, 5/01/18	975,000	978,725
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
6.00%, 6/01/17	5,000,000	5,867,500
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
8/15/23	7,735,000	7,623,075
Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,238,260
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%,
10/01/39	5,000,000	5,586,450
Crossing at Fleming Island CDD Special Assessment Revenue, Refunding, Series B,
NATL Insured, 5.80%, 5/01/16	5,060,000	5,071,334
Dade County Aviation Revenue, Miami International Airport, Series C, AGMC Insured,
5.125%, 10/01/27	9,550,000	9,562,224
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%,
7/01/35	10,000,000	10,857,200
Enterprise CDD Water and Sewer Revenue, NATL Insured, 5.50%, 5/01/26	3,000,000	3,011,280
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc.
Project,
Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,608,425
Series A, 6.00%, 8/15/36	11,000,000	11,594,880
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,631,587
Florida HFAR,
Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	1,010,000	1,011,535
Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37	5,000,000	4,963,100
Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37	2,000,000	1,980,060
Florida HFC Revenue,
Brenwood Trace Apartments, Series E-1, AGMC Insured, 5.80%, 12/01/38	4,385,000	4,387,499
Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32	3,415,000	3,418,722
Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38	2,625,000	2,825,708
Housing-Waverly Apartments, Series C-1, AGMC Insured, 6.50%, 7/01/40	3,000,000	3,015,060

Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University, Refunding, 5.375%, 7/01/32	$3,500,000	$3,793,790
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	2,987,435
Rollins College Project, 5.00%, 12/01/37	10,000,000	10,723,200
Florida State Board of Education Capital Outlay GO, Public Education,
Refunding, Series D, 6.00%, 6/01/23	15,000,000	20,557,800
Series G, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 6/01/31	5,000,000	5,108,250
Florida State Board of Education GO,
Series A, 5.50%, 6/01/38	10,000,000	11,421,700
Series F, NATL Insured, 5.00%, 6/01/28	14,405,000	14,716,868
Florida State Board of Education Lottery Revenue, Series A, NATL RE, FGIC Insured, 5.00%,
7/01/20	6,000,000	6,148,260
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/21	4,000,000	4,102,160
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding,
5.25%, 10/01/40	5,000,000	5,406,050
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,707,795
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,086,277
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,463,900
Series A, ETM, 6.875%, 10/01/22	6,000,000	8,294,280
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%,
10/01/41	3,750,000	4,180,950
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,531,540
All-Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,351,380
Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26	5,000,000	5,073,900
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,215,000
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding,
Series A, 5.00%, 7/01/35	5,000,000	5,344,800
Fort Lauderdale Water and Sewer Revenue,
5.00%, 9/01/35	24,090,000	26,294,958
NATL Insured, 5.00%, 9/01/31	6,315,000	6,781,300
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%,
9/01/32	1,500,000	1,715,055
Fort Pierce Utilities Authority Revenue,
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,012,460
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,287,280
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	1,854,453
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,132,285
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,024,894
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,644,774
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,496,713
Series A, 5.00%, 10/01/39	5,000,000	5,322,350
Halifax Hospital Medical Center Hospital Revenue,
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	11,445,936
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	10,571,400

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	$10,000,000	$10,233,100
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
5.30%, 12/20/18	935,000	944,930
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured,
5.125%, 3/01/20	1,000,000	1,001,510
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,
10/01/33	5,465,000	5,882,581
10/01/38	6,725,000	7,114,108
Hillsborough County IDA, PCR, Tampa Electric Co. Project,
Refunding, 5.50%, 10/01/23	16,000,000	16,304,800
Series A, 5.65%, 5/15/18	6,500,000	7,612,150
Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
10/01/28	7,000,000	7,221,060
Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured,
5.00%, 7/01/29	10,000,000	10,199,500
Jacksonville Capital Improvement Revenue,
Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25	3,460,000	3,517,920
Series A, AMBAC Insured, 5.00%, 10/01/30	10,000,000	10,085,700
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, NATL RE,
FGIC Insured, 5.00%, 10/01/32	17,250,000	17,401,800
Jacksonville Transportation Revenue, NATL Insured,
5.25%, 10/01/29	17,955,000	17,996,117
5.00%, 10/01/31	25,000,000	25,052,000
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	5,000,000	5,019,650
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,153,250
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14	5,770,000	5,675,949
Lakeland Hospital System Revenue, Lakeland Regional Health System, Pre-Refunded,
5.75%, 11/15/27	6,925,000	7,239,672
5.50%, 11/15/32	12,070,000	12,597,580
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	4,150,000	4,155,146
Marion County Utility System Revenue,
NATL RE, FGIC Insured, 5.00%, 12/01/31	2,765,000	2,801,692
Series A, NATL Insured, 5.00%, 12/01/28	5,000,000	5,187,800
Martin County Health Facilities Authority Revenue, Martin Memorial Medical Center, 5.50%,
11/15/42	2,100,000	2,168,313
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM,
zero cpn., 10/01/26	1,500,000	980,355
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL RE,
FGIC Insured, zero cpn.,
10/01/22	1,785,000	1,150,254
10/01/26	4,500,000	2,319,480
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,043,190
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,326,840
Miami Special Obligation, Marlins Stadium Project, Series A, AGMC Insured, 5.25%,
7/01/35	5,000,000	5,379,750
Miami Special Obligation Revenue, 5.625%, 1/01/39	15,000,000	16,099,200

Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Miami-Dade County Aviation Revenue, Miami International Airport,		
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/27	$ 5,000,000	$ 5,039,200
Hub of the Americas, Refunding, NATL RE, FGIC Insured, 5.375%, 10/01/32	5,000,000	5,025,950
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	8,000,000	8,083,040
Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,207,775
Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,441,400
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	5,770,000	6,018,514
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,669,200
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children's Hospital, Refunding, Series A, 6.125%, 8/01/42	4,000,000	4,558,640
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,		
5.25%, 10/01/19	425,000	425,230
5.40%, 10/01/33	1,485,000	1,484,881
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured, 5.00%, 6/01/35	10,000,000	10,169,600
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,420,500
Miami-Dade County Special Obligation Revenue,		
Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,053,900
sub. bond, Series B, NATL Insured, zero cpn., 10/01/36	5,635,000	1,356,626
sub. bond, Series C, NATL Insured, zero cpn., 10/01/28	8,305,000	3,327,232
sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25	22,365,000	10,749,066
Miami-Dade County Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/39	10,000,000	10,855,400
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,205,600
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,408,240
Orange County Health Facilities Authority Revenue, Hospital,		
Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24	5,500,000	5,718,130
Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32	15,000,000	15,679,500
Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29	6,000,000	6,251,280
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,388,200
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,136,720
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	5,089,200
Orange County School Board COP, Series A,		
Assured Guaranty, 5.50%, 8/01/34	10,000,000	11,211,300
NATL Insured, 5.00%, 8/01/27	12,000,000	12,109,080
Orlando Tourist Development Tax Revenue, 6th Cent Contract Payments, senior bond, Series A, Assured Guaranty, 5.25%, 11/01/38	16,740,000	17,224,958
Orlando-Orange County Expressway Authority Revenue,		
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	255,000	321,927
Series B, AMBAC Insured, 5.00%, 7/01/35	6,135,000	6,250,215
Series C, 5.00%, 7/01/40	2,755,000	2,974,546
Osceola County Tourist Development Tax Revenue, NATL RE, FGIC Insured, 5.00%, 10/01/32	10,000,000	10,088,000
Palm Beach County HFA, MFR, Housing Winsor Park Apartments Project, Series A, 5.90%, 6/01/38	845,000	845,313
Palm Beach County HFAR, ACTS Retirement-Life Communities, 5.125%, 11/15/29	3,650,000	3,650,219
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,088,150

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Florida (continued)		
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%, 10/01/25	$ 5,000,000	$ 5,811,650
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,501,250
Panama City Beach Utility Revenue,		
Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,212,070
Refunding, AMBAC Insured, 5.00%, 6/01/27	4,450,000	4,513,591
Refunding, AMBAC Insured, 5.00%, 6/01/32	2,795,000	2,831,726
Pinellas County Health Facilities Authority Revenue, Baycare Health System, AGMC Insured, 5.00%, 11/15/30	11,500,000	11,514,950
Port St. Lucie Utility Revenue, System,		
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	1,799,650
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	1,676,600
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,167,780
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,613,800
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured, zero cpn.,		
11/01/12	1,780,000	1,754,884
11/01/15	2,180,000	1,939,045
South Broward Hospital District Revenue,		
Pre-Refunded, 5.60%, 5/01/27	5,000,000	5,091,950
Pre-Refunded, 5.625%, 5/01/32	11,250,000	11,457,337
South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36	7,000,000	7,386,050
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	12,907,237
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,244,400
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,		
6/01/22	4,000,000	2,515,640
6/01/23	4,255,000	2,517,258
6/01/24	1,500,000	836,640
6/01/25	2,130,000	1,121,594
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,512,628
Sunrise Utilities System Revenue,		
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,274,574
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,740,090
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,730,883
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,		
10/01/34	8,000,000	8,723,440
10/01/38	14,340,000	15,427,115
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,		
6.00%, 10/01/15	815,000	878,317
6.05%, 10/01/20	1,715,000	1,936,647
6.10%, 10/01/26	2,695,000	3,170,829
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	940,000	1,091,631
University of North Florida FICO Capital Improvement Revenue, Student Union Project, NATL RE, FGIC Insured, 5.00%, 11/01/32	5,150,000	5,287,350

Annual Report | 103

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Florida Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Viera East CDD Special Assessment,
Refunding, 7.00%, 5/01/26	$5,830,000	$6,003,326
Series B, ETM, 6.75%, 5/01/14	2,345,000	2,506,899
Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25	10,000,000	10,110,000
Volusia County Tourist Development Tax Revenue, FSA Insured, 5.00%, 12/01/34	11,000,000	11,241,890
West Lake CDD Special Assessment, NATL Insured, 5.75%, 5/01/17	1,035,000	1,035,797
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
3/01/35	1,000,000	1,013,330
Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34	2,000,000	2,208,880
		985,786,267
U.S. Territories 12.2%
Puerto Rico 11.3%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	2,100,000	2,263,128
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	15,000,000	16,399,050
Series A, 5.00%, 7/01/29	7,500,000	7,649,325
Series A, 5.00%, 7/01/33	5,000,000	5,044,850
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	255,000	255,059
Series G, 5.00%, 7/01/33	1,495,000	1,508,410
Series G, Pre-Refunded, 5.00%, 7/01/33	5,000	5,310
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
7/01/46	6,690,000	6,780,315
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	15,250,000	15,970,867
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,901,003
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,210,000	1,215,578
Series I, 5.00%, 7/01/36	5,000,000	5,063,050
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	5,000,000	5,359,950
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first sub., Series A, 6.00%, 8/01/42	8,000,000	9,054,800
first sub., Series A-1, 5.25%, 8/01/43	22,225,000	24,057,896
first sub., Series C, 5.50%, 8/01/40	15,000,000	16,423,950
Refunding, Series C, 5.00%, 8/01/46	6,250,000	6,720,500
		129,673,041
U.S. Virgin Islands 0.9%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	10,000,000	10,170,900

Total U.S. Territories		139,843,941
Total Municipal Bonds before Short Term Investments
(Cost $1,049,819,669)		1,125,630,208

104 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 92.1%
Georgia 85.0%
Athens-Clarke County Unified Government Development Authority Revenue, 5.00%, 6/01/32	$1,080,000	$1,236,341
Athens-Clarke County Unified Government Water and Sewer Revenue,
5.625%, 1/01/33	10,000,000	11,344,100
5.50%, 1/01/38	5,000,000	5,560,300
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
Refunding, Series C, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,179,200
Series J, AGMC Insured, 5.00%, 1/01/34	5,000,000	5,203,750
Atlanta Airport Revenue, General,
Refunding, Series C, 6.00%, 1/01/30	6,000,000	7,266,720
Series A, 5.00%, 1/01/40	9,000,000	9,561,600
Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project,
5.00%, 7/01/32	3,000,000	3,188,190
Atlanta Development Authority Revenue, Tuff Yamacraw LLC Project, Refunding, Series A,
AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,809,836
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,357,000
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
AGMC Insured, 5.00%, 12/01/26	1,140,000	1,257,990
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%,
12/01/23	1,000,000	1,072,490
Atlanta Water and Wastewater Revenue,
Refunding, Series A, 6.00%, 11/01/28	5,055,000	5,986,434
Refunding, Series A, NATL Insured, 5.00%, 11/01/33	5,000,000	5,011,200
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,992,600
Augusta Water and Sewer Revenue,
AGMC Insured, 5.25%, 10/01/39	3,000,000	3,241,650
Refunding, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,095,250
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
5.25%, 12/01/22	2,500,000	2,315,525
5.375%, 12/01/28	2,000,000	1,753,760
Bartow County Development Authority PCR, Georgia Power Co., First Series, 5.10%, 6/01/23	5,000,000	5,198,900
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project,
AGMC Insured, 5.00%, 6/15/36	4,155,000	4,514,449
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,687,635
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C,
AGMC Insured, 5.00%, 6/01/33	2,045,000	2,229,173
Bulloch County Development Authority Lease Revenue, Georgia Southern University,
XLCA Insured, 5.00%, 8/01/27	5,000,000	5,152,750
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,196,980
Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
Series B, 5.50%, 1/01/33	5,000,000	5,316,400
Series E, 7.00%, 1/01/23	5,000,000	5,954,850
Camden County Public Service Authority Revenue, St. Mary’s Project, Refunding, 4.50%,
12/01/31	1,200,000	1,306,596
12/01/32	1,000,000	1,081,730

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center
Inc. Project,
5.00%, 7/01/40	$5,000,000	$5,325,200
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,311,050
Cherokee County Water and Sewer Authority Revenue,
AGMC Insured, 5.00%, 8/01/35	3,000,000	3,306,780
NATL Insured, 6.90%, 8/01/18	10,000	10,048
Clayton County Development Authority Revenue, Refunding, Series A, NATL Insured, 5.00%,
8/01/23	2,310,000	2,552,273
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II
LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,226,530
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
Center, Refunding, Series A,
5.00%, 8/01/30	2,000,000	2,181,760
5.25%, 8/01/35	1,000,000	1,088,450
Clayton County MFHR, Pointe Clear Apartments Project, AGMC Insured, 5.70%, 7/01/23	930,000	930,837
Cobb County Development Authority University Facilities Revenue, Kennesaw State University
Foundations Project, Series D, NATL Insured, 5.00%, 7/15/29	5,000,000	5,052,900
Columbia County Water and Sewerage Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 6/01/24	1,010,000	1,114,878
Refunding, 4.50%, 6/01/33	4,015,000	4,365,951
Refunding, AGMC Insured, 5.00%, 6/01/24	120,000	127,650
Columbus Water and Sewer Revenue, AGMC Insured, 5.00%, 5/01/29	2,500,000	2,707,100
Coweta County Development Authority Revenue, Piedmont Healthcare Project, 5.00%,
6/15/40	5,000,000	5,237,750
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
5.25%, 9/01/30	1,750,000	1,903,090
5.50%, 9/01/37	5,000,000	5,433,800
Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%,
10/01/32	1,500,000	1,612,185
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
Judicial Facility Project, 5.00%, 12/01/29	2,000,000	2,095,740
DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC Insured, 5.00%,
12/01/27	4,285,000	4,662,723
DeKalb County Water and Sewer Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,606,000
Series A, 5.25%, 10/01/41	11,425,000	12,733,962
DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia Gwinnett
College Student Centre LLC Project, 5.50%, 7/01/34	3,000,000	3,156,510
DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children’s Healthcare,
Refunding, 5.25%, 11/15/39	5,000,000	5,417,000
Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,
6/01/29	3,410,000	3,649,348
6/01/32	2,225,000	2,406,604
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
5.00%, 2/01/34	5,480,000	5,113,498

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Fairburn GO, AGMC Insured, 5.75%, 12/01/31	$2,000,000	$2,264,360
Fayette County School District GO, AGMC Insured,
4.75%, 3/01/21	1,355,000	1,501,015
4.95%, 3/01/25	1,000,000	1,094,450
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,526,650
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,293,971
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,348,560
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,846,465
Georgia Tech Foundation Funding, Technology Square Project, Series A, 5.00%, 11/01/31	3,000,000	3,008,340
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27	1,060,000	1,222,021
Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28	1,200,000	1,375,392
Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25	2,240,000	2,349,514
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,362,450
Piedmont Healthcare, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,374,600
Fulton County Water and Sewer Revenue, NATL RE, FGIC Insured, 5.00%, 1/01/30	2,500,000	2,659,925
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast
Georgia Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	5,248,500
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
12/01/26	2,000,000	2,025,520
Georgia Municipal Electric Authority Power Revenue, Series W,
6.60%, 1/01/18	955,000	1,085,491
ETM, 6.60%, 1/01/18	45,000	48,480
Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
Corp. Project, Series A, 6.00%, 6/01/24	2,550,000	2,554,029
Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, NATL Insured,
5.00%, 12/01/25	2,600,000	2,713,178
Georgia State GO,
Series B, 5.00%, 7/01/28	3,225,000	3,746,902
Series I, 4.00%, 11/01/27	8,000,000	8,958,000
Georgia State HFAR, SFM,
Series A, 5.375%, 6/01/39	1,615,000	1,656,974
Series C, 5.00%, 12/01/27	1,000,000	1,035,290
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC
Project,
6.00%, 6/15/34	5,000,000	5,506,250
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,211,350
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast
Georgia Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,376,000
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
NATL Insured, Pre-Refunded, 5.00%, 1/01/24	8,500,000	9,223,775
Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,750,060
Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,534,040
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System
Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,316,760
Gwinnett County School District GO,
5.00%, 2/01/32	4,125,000	4,618,102
5.00%, 2/01/36	5,815,000	6,397,023
Pre-Refunded, 5.00%, 2/01/32	875,000	1,080,870

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Gwinnett County Water and Sewerage Authority Revenue, Pre-Refunded, 5.25%, 8/01/25	$2,795,000	$2,853,108
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, 5.00%,
12/01/27	2,015,000	2,079,722
Habersham County School District GO, NATL Insured, 5.00%, 4/01/28	2,750,000	2,998,957
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
AMBAC Insured, 6.00%, 7/01/29	5,000,000	5,050,000
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%,
10/01/23	3,300,000	4,310,163
Jackson County School District GO, NATL Insured, 5.00%, 3/01/25	3,000,000	3,232,680
LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38	4,000,000	4,355,320
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,500,036
Macon-Bibb County Hospital Authority Revenue, Revenue Anticipation Certificates, The Medical
Center of Central Georgia Inc. Project, 5.00%, 8/01/35	5,000,000	5,284,750
Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27	5,000,000	5,554,300
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
Healthcare System,
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,600,200
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,096,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture, Refunding,
Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	10,672,100
Municipal Electric Authority Revenue,
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,761,400
Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,515,826
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured,
5.00%, 6/01/24	3,150,000	3,383,289
Paulding County GO, Courthouse, NATL RE, FGIC Insured, 5.00%, 2/01/32	4,000,000	4,381,440
Paulding County School District GO, 5.00%, 2/01/33	4,000,000	4,309,280
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,108,630
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, 5.00%, 9/01/35	10,000,000	11,119,800
Mercer University Project, Refunding, Series A, 5.375%, 10/01/29	2,000,000	2,004,020
Richmond County Development Authority Educational Facilities Revenue, Augusta State
University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29	1,000,000	1,044,380
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co.
Project, 5.80%, 12/01/20	1,500,000	1,501,665
Rockdale County Water and Sewer Authority Revenue, AGMC Insured, 5.00%, 7/01/29	4,000,000	4,389,160
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%,
12/01/30	1,500,000	1,563,165
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, NATL Insured,
Pre-Refunded, 5.00%, 1/01/33	3,500,000	3,637,655
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D Archbold,
5.25%, 11/01/35	1,000,000	1,059,840
5.375%, 11/01/40	5,000,000	5,317,850
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,081,520
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
Center Project,
5.00%, 10/01/33	2,000,000	2,073,660
AMBAC Insured, Pre-Refunded, 5.25%, 10/01/27	3,000,000	3,117,090
Series B, 5.00%, 10/01/41	3,000,000	3,221,730

	Annual Report | 111

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Georgia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Walton County Water and Sewer Authority Revenue,
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	$5,000,000	$5,441,350
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	4,141,680
Ware County Hospital Authority Revenue, Anticipation Certificates, NATL Insured, 5.25%,
3/01/25	3,000,000	3,019,200
		471,498,289
U.S. Territories 7.1%
Puerto Rico 7.1%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,466,350
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	10,626,700
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	5,236,350
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first sub., Series A, 5.375%, 8/01/39	10,000,000	10,825,000
first sub., Series C, 5.50%, 8/01/40	5,000,000	5,474,650
Series C, 5.25%, 8/01/40	1,430,000	1,586,671
		39,215,721
Total Municipal Bonds before Short Term Investments (Cost $473,593,258)		510,714,010
Short Term Investments 6.0%
Municipal Bonds 6.0%
Georgia 6.0%
[a]Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia
Athletic Assn. Project,
Daily VRDN and Put, 0.24%, 8/01/33	9,070,000	9,070,000
Series B, Daily VRDN and Put, 0.24%, 7/01/35	24,460,000	24,460,000
Total Short Term Investments (Cost $33,530,000)		33,530,000
Total Investments (Cost $507,123,258) 98.1%		544,244,010
Other Assets, less Liabilities 1.9%		10,363,494
Net Assets 100.0%		$554,607,504

See Abbreviations on page 184.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.2%
Kentucky 84.5%
Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34	$1,065,000	$1,100,134
Boone County GO, Public Project, Pre-Refunded, 5.00%,
4/01/20	1,310,000	1,314,585
4/01/21	1,000,000	1,003,500
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
FGIC Insured, 4.70%, 1/01/28	3,000,000	3,087,150
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,451,950
Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%, 6/01/32	1,500,000	1,620,195
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue,
NATL Insured, 5.00%, 8/01/37	2,500,000	2,715,200
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured,
5.00%, 8/01/26	2,845,000	3,110,069
Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty,
5.50%, 2/01/36	3,000,000	3,205,230
Florence GO, Public Project, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
11/01/32	1,000,000	1,007,540
Glasgow Healthcare Revenue, T.J. Samson Community Hospital, 6.45%, 2/01/41	2,000,000	2,134,920
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
Refunding, Series A, NATL Insured, 6.10%, 1/01/24	285,000	285,385
Jefferson County School District Finance Corp. School Building Revenue, Series A, NATL Insured,
4.75%, 6/01/27	2,440,000	2,651,646
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
XLCA Insured, 5.00%, 11/01/29	1,000,000	1,075,900
Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
Series A, 6.00%, 6/01/30	125,000	125,982
Series C, 6.00%, 6/01/30	1,145,000	1,147,737
Series E, 5.70%, 6/01/22	75,000	75,491
Kentucky Economic Development Finance Authority Health System Revenue, Norton
Healthcare Inc.,
Refunding, Series C, NATL Insured, 6.15%, 10/01/24	160,000	168,269
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24	245,000	269,490
Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25	935,000	1,028,463
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22	2,000,000	2,000,200
Kentucky Economic Development Finance Authority Revenue,
Baptist Healthcare System Obligation Group, 5.25%, 8/15/46	5,000,000	5,325,400
Catholic Health, Refunding, Series A, 5.00%, 5/01/29	5,670,000	6,144,239
Kentucky Economic Finance Authority Louisville Arena Project Revenue, Louisville Arena,
Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,206,020
Kentucky Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments,
GNMA Secured,
5.00%, 4/20/40	2,280,000	2,342,677
5.25%, 4/20/45	1,850,000	1,925,572
Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,000,660
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,
Series A, 5.00%, 2/01/26	895,000	904,997
Series I, 5.00%, 2/01/34	1,500,000	1,524,405

114 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%,
9/01/32	$5,000,000	$5,269,400
9/01/37	3,250,000	3,369,827
Kentucky State Property and Buildings Commission Revenues,
Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23	1,100,000	1,173,260
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,748,850
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,
Refunding, Series A, 5.00%, 7/01/28	1,000,000	1,134,680
Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,154,000
Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,937,225
[a]Series A, 5.00%, 7/01/31	1,000,000	1,162,560
[a]Series A, 5.00%, 7/01/32	4,000,000	4,619,720
Lawrenceburg Water and Sewer Revenue, NATL Insured, 5.00%, 10/01/28	1,730,000	1,763,199
Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series A,
5.00%, 7/01/27	2,000,000	2,244,340
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern
State Hospital, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,348,450
Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine University
Project, Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,641,700
Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
Hospital and St. Mary’s HealthCare Inc. Project, Refunding, 6.125%, 2/01/37	2,000,000	2,125,260
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of
Mercy, Cincinnati, 5.00%, 10/01/35	1,500,000	1,530,630
Louisville and Jefferson County Metropolitan Government Parking Authority Revenue, Series A,
5.375%, 12/01/39	1,995,000	2,230,789
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
Series A, AMBAC Insured, 5.00%, 5/15/36	1,000,000	1,055,600
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,872,381
Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29	3,290,000	3,300,298
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, 5.50%,
7/01/38	3,000,000	3,131,400
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,
5.125%, 8/01/37	3,000,000	2,827,290
6.375%, 8/01/40	2,500,000	2,631,750
Northern Kentucky University COP, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/27	1,500,000	1,553,475
Northern Kentucky Water Service District Revenue, NATL Insured, 4.875%, 2/01/20	1,270,000	1,273,454
Oldham County School District Finance Corp. School Building Revenue, NATL Insured, 5.00%,
5/01/24	5,680,000	5,873,063
Owen County Waterworks System Revenue, American Water Co. Project,
Series A, 6.25%, 6/01/39	2,000,000	2,177,940
Series A, 5.375%, 6/01/40	2,000,000	2,058,140
Series B, 5.625%, 9/01/39	2,000,000	2,105,320
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,002,714
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	7,113,275
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%,
3/01/41	2,875,000	3,271,175

Annual Report | 115

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Kentucky Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	$1,500,000	$1,647,780
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding,
6.00%, 12/01/28	1,000,000	1,195,910
Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,
AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,305,950
Refunding, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,853,387
Warren County Hospital Facility Revenue, Community Hospital Corp. Project, Refunding,
Series A, 5.00%, 8/01/29	1,000,000	1,027,090
		160,684,288
U.S. Territories 10.7%
Puerto Rico 10.7%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
5.375%, 5/15/33	1,560,000	1,560,234
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.125%, 7/01/31	3,125,000	3,128,937
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Series D, Pre-Refunded, 5.375%, 7/01/36	2,500,000	2,541,075
Series K, 5.00%, 7/01/27	3,000,000	3,084,780
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.25%, 7/01/36	455,000	456,142
Refunding, Series N, 5.00%, 7/01/32	3,000,000	3,094,440
Series D, Pre-Refunded, 5.25%, 7/01/36	995,000	1,010,612
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub., Series C, 5.50%, 8/01/40	5,000,000	5,474,650
		20,350,870
Total Municipal Bonds before Short Term Investments (Cost $170,361,570)		181,035,158
Short Term Investments 6.5%
Municipal Bonds 6.5%
Kentucky 6.5%
[b]Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.10%, 8/15/38	3,200,000	3,200,000
[b]Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series B,
Daily VRDN and Put, 0.10%, 7/01/38	2,650,000	2,650,000
[b]Louisville and Jefferson County Metropolitan Government Health System Revenue, Norton
Healthcare, Series B, Daily VRDN and Put, 0.10%, 10/01/39	6,600,000	6,600,000
Total Short Term Investments (Cost $12,450,000)		12,450,000
Total Investments (Cost $182,811,570) 101.7%		193,485,158
Other Assets, less Liabilities (1.7)%		(3,254,656)
Net Assets 100.0%		$190,230,502

See Abbreviations on page 184.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 94.6%		
Louisiana 83.5%		
Alexandria Sales and Use Tax Revenue, 5.00%,		
8/01/26	$ 1,710,000	$ 1,950,187
8/01/27	1,790,000	2,034,639
8/01/28	1,875,000	2,120,643
Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33	5,000,000	5,635,600
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,214,287
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A, 5.65%, 12/01/21	1,000,000	1,000,830
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29	11,500,000	11,512,765
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,		
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	720,000	734,234
Series A-2, GNMA Secured, 5.10%, 10/01/40	435,000	441,429
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, 5.00%, 5/01/25	3,325,000	3,603,003
East Baton Rouge Parish Sales Tax Revenue,		
Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24	2,000,000	2,124,780
Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28	1,000,000	1,192,290
Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30	1,700,000	2,031,381
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 5.25%,		
2/01/34	2,500,000	2,788,975
2/01/39	8,250,000	9,112,620
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, 5.00%, 8/15/19	5,000,000	5,420,350
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%, 11/01/27	5,000,000	5,075,850
Jefferson Parish Hospital Service District No.1 Hospital Revenue, West Jefferson Medical Center, Refunding, Series A, 6.00%, 1/01/39	3,105,000	3,276,458
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL Insured, 5.00%, 4/01/29	3,060,000	3,164,530
Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured, 5.00%, 10/01/29	2,925,000	3,099,271
Kenner Consolidated Sewage District Revenue, AGMC Insured, 5.00%, 11/01/36	5,320,000	5,729,108
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,389,350
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	2,077,330
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	5,339,250
Lafayette Public Trust Financing Authority Revenue,		
Ragin' Cajun Facilities Inc., Housing and Package Project, Assured Guaranty, 5.25%, 10/01/30	4,000,000	4,417,760
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	848,588
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	1,965,723
Ragin' Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,485,775
Ragin' Cajun Facilities Inc. Project, NATL Insured, 5.00%, 10/01/22	1,500,000	1,550,025
Lafayette Utilities Revenue,		
5.00%, 11/01/33	5,000,000	5,512,500
NATL Insured, 5.00%, 11/01/28	5,000,000	5,300,550
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%, 4/01/29	2,200,000	2,325,862

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana HFA, SFMR, Home Ownership Program,
GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32	$805,000	$807,294
Series A, GNMA Secured, 5.50%, 6/01/40	3,540,000	3,621,703
Series A-1, GNMA Secured, 5.45%, 12/01/20	275,000	278,751
Series B, GNMA Secured, 6.125%, 12/01/33	710,000	768,085
Louisiana Local Government Environmental Facilities and CDA Revenue,
Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29	1,000,000	1,054,110
Baton Rouge Community College, Refunding, AGMC Insured, 5.00%, 12/01/26	1,000,000	1,129,000
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,641,900
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,101,675
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/37	5,370,000	5,686,293
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding,
AMBAC Insured, 5.00%, 12/01/44	8,870,000	9,302,058
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,570,467
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,235,740
Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21	2,215,000	2,216,551
Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27	3,000,000	3,223,650
Livingston Parish Road Project, AMBC Insured, 5.00%, 3/01/21	3,540,000	3,807,058
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,205,800
NATL Insured, Pre-Refunded, 5.00%, 12/01/26	3,000,000	3,105,810
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26	2,000,000	2,000,260
Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31	2,000,000	2,000,060
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	3,042,894
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,835,200
Southeastern Louisiana Student Housing, University Facilities Inc. Project, Series A,
NATL Insured, 5.00%, 8/01/27	3,000,000	3,077,040
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, 6.75%, 7/01/39	3,500,000	4,019,260
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,309,800
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,500,000	3,500,560
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	5,000,000	5,043,800
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	4,620,900
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,663,000
Dillard University Project, Series A, AMBAC Insured, Pre-Refunded, 5.30%, 8/01/26	1,540,000	1,570,738
Entergy LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,278,400
FHA Insured Mortgage, Baton Rouge General Medical Center Project, NATL Insured, 5.25%,
7/01/33	5,000,000	5,343,250
Loyola University Project, 5.00%, 10/01/39	5,000,000	5,384,800
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,285,800
MFHR, One Lakeshore Place Apartments Project, Refunding, Series A, GNMA Secured,
6.40%, 7/20/20	1,400,000	1,389,066
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	5,630,350
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	5,068,500
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	4,130,687
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,403,025
Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.125%,
7/01/27	3,000,000	3,047,370

120 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
[a]Refunding, 5.00%, 6/01/24	$2,500,000	$2,799,650
Series B, AMBAC Insured, 5.00%, 6/01/23	5,000,000	5,244,550
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,965,150
Louisiana State Gasoline and Fuels Tax Revenue, Series A,
AGMC Insured, 5.00%, 5/01/31	13,000,000	14,269,450
AMBAC Insured, 5.00%, 6/01/27	3,500,000	3,515,610
NATL RE, FGIC Insured, 5.00%, 5/01/35	2,300,000	2,428,892
Louisiana State GO,
Match, Refunding, Series B, CIFG Insured, 5.00%, 7/15/24	3,475,000	3,928,418
Match, Refunding, Series B, CIFG Insured, 5.00%, 7/15/25	1,765,000	1,980,330
Series A, 5.00%, 9/01/27	6,200,000	7,399,824
Louisiana State Local Government Environmental Facilities and CDA Revenue, McNeese State
University Student Parking, Cowboys Facilities Inc., AGMC Insured, 5.00%, 3/01/36	1,800,000	1,911,960
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project,
Refunding, 5.00%, 10/01/20	5,000,000	5,022,150
Louisiana State University and Agricultural and Mechanical College Board Revenue,
AMBAC Insured, 5.00%, 7/01/22	5,000,000	5,217,800
Auxiliary, NATL RE, FGIC Insured, 5.00%, 7/01/31	3,000,000	3,225,030
Auxiliary, Series A, 5.00%, 7/01/40	5,000,000	5,514,400
Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27	1,500,000	1,599,105
Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road, Refunding,
Assured Guaranty,
5.375%, 3/01/24	1,035,000	1,069,031
5.50%, 3/01/25	2,145,000	2,217,072
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,359,480
New Orleans GO,
Drainage System, AMBAC Insured, 5.00%, 12/01/18	1,000,000	1,005,420
Public Improvement, AMBAC Insured, 5.25%, 12/01/29	1,485,000	1,527,560
Public Improvement, FGIC Insured, 5.25%, 12/01/21	1,295,000	1,323,840
Public Improvement, FGIC Insured, 5.125%, 12/01/26	2,000,000	2,001,680
Radian Insured, 5.125%, 12/01/30	10,055,000	10,503,453
Refunding, NATL Insured, 5.125%, 9/01/21	2,000,000	2,023,880
New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29	500,000	549,940
Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty,
5.125%, 4/01/38	5,000,000	5,145,550
Shreveport GO, 5.00%,
8/01/25	4,690,000	5,424,501
8/01/29	4,790,000	5,464,480
St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13	2,500,000	2,501,750
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,187,500
St. Tammany Parish Utilities Revenue, Series B,
5.50%, 8/01/35	2,650,000	2,961,348
5.00%, 8/01/44	3,290,000	3,525,202
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33	2,155,000	2,211,698
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST,
AGMC Insured, 5.00%, 4/01/32	2,265,000	2,512,225
		385,414,577

	Annual Report | 121

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Louisiana Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 11.1%
Puerto Rico 10.3%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	$5,000,000	$5,495,100
Series A, 5.00%, 7/01/33	615,000	620,517
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series L, NATL Insured, 5.25%, 7/01/35	10,000,000	10,626,700
Puerto Rico Electric Power Authority Power Revenue,
Series CCC, 5.25%, 7/01/27	5,000,000	5,554,300
Series WW, 5.25%, 7/01/33	6,450,000	6,833,259
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.50%, 8/01/42	6,000,000	6,549,360
Series B, 6.375%, 8/01/39	10,000,000	11,585,200
		47,264,436
U.S. Virgin Islands 0.8%
Virgin Islands PFAR, Matching Fund Loan Note, sub. lien, Series B, 5.00%, 10/01/25	3,500,000	3,767,575
Total U.S. Territories		51,032,011
Total Municipal Bonds before Short Term Investments (Cost $408,572,193)		436,446,588
Short Term Investments 1.0%
Municipal Bonds 1.0%
Louisiana 1.0%
[b]Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady
Health System Project, Refunding, Series D, Daily VRDN and Put, 0.10%, 7/01/28	850,000	850,000
[b]Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop LLC Project,
First Stage, ACES, Refunding, Daily VRDN and Put, 0.12%, 9/01/17	3,900,000	3,900,000
Total Short Term Investments (Cost $4,750,000)		4,750,000
Total Investments (Cost $413,322,193) 95.6%		441,196,588
Other Assets, less Liabilities 4.4%		20,338,171
Net Assets 100.0%		$461,534,759

See Abbreviations on page 184.

aSecurity purchased on a when-issued basis. See Note1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Highlights *(continued)*

Franklin Maryland Tax-Free Income Fund

Advisor Class	Year Ended February 28, 2012[a]	2011	2010[b]
Per share operating performance (for a share outstanding throughout the year)			
Net asset value, beginning of year	$10.91	$11.30	$10.69
Income from investment operations[c]:			
Net investment income[d]	0.49	0.47	0.33
Net realized and unrealized gains (losses)	0.98	(0.38)	0.61
Total from investment operations	1.47	0.09	0.94
Less distributions from net investment income	(0.48)	(0.48)	(0.33)
Net asset value, end of year	$11.90	$10.91	$11.30
Total return[e]	13.76%	0.71%	8.83%
Ratios to average net assets[f]			
Expenses	0.55%	0.55%	0.56%
Net investment income	4.32%	4.16%	4.54%
Supplemental data			
Net assets, end of year (000's)	$18,711	$6,245	$3,504
Portfolio turnover rate	11.62%	11.99%	7.33%

[a]For the year ended February 29.
[b]For the period July 1, 2009 (effective date) to February 28, 2010.
[c]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[d]Based on average daily shares outstanding.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.6%		
Maryland 74.9%		
Annapolis GO, Refunding, 5.00%, 8/01/31	$ 1,250,000	$ 1,472,587
Anne Arundel County GO,		
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,396,139
Refunding, 4.625%, 3/01/32	2,000,000	2,038,700
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%, 1/01/28	2,000,000	2,089,880
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	15,095,000	14,038,954
Baltimore County GO,		
Metropolitan District 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,481,662
Public Improvement, Refunding, 5.00%, 2/01/25	6,000,000	7,524,300
Public Improvement, Refunding, 5.00%, 2/01/28	5,000,000	6,105,400
Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32	1,000,000	1,011,870
Baltimore Project Revenue,		
sub. bond, Water Projects, Series A, 5.375%, 7/01/34	750,000	834,472
sub. bond, Water Projects, Series A, 5.75%, 7/01/39	1,250,000	1,415,550
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,398,900
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,156,085
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,413,000
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	2,060,063
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,385,170
Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31	2,855,000	3,187,779
Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32	2,120,000	2,331,428
Water Projects, Refunding, Series A, NATL RE, FGIC Insured, 5.125%, 7/01/42	11,740,000	11,850,239
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,780,359
Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,498,650
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,		
5.375%, 1/01/16	1,690,000	1,690,034
5.50%, 1/01/19	1,000,000	992,630
5.625%, 1/01/25	2,000,000	1,890,660
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%, 9/01/38	5,000,000	4,928,850
Frederick County GO,		
Public Facilities, Series A, 4.00%, 8/01/29	1,395,000	1,527,720
Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,689,308
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,444,425
Maryland State Community Development Administration Department of Housing and CDR,		
Housing, Refunding, Series A, 6.00%, 7/01/32	4,000,000	4,003,080
Residential, Series B, 4.75%, 9/01/39	5,335,000	5,457,545
Residential, Series C, 5.375%, 9/01/39	10,000,000	10,413,400
Residential, Series C, 5.65%, 9/01/48	1,800,000	1,896,732
Residential, Series D, 5.25%, 9/01/29	2,460,000	2,460,935
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	12,294,300
Maryland State EDC Student Housing Revenue,		
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	3,058,899
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,403,050

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State EDC Student Housing Revenue, (continued)
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/25	$2,500,000	$2,609,325
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/28	2,000,000	2,065,340
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%,
6/01/33	9,370,000	9,566,489
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System, Series A, 6.75%, 7/01/29	2,000,000	2,405,060
Anne Arundel Health System, Series A, 6.75%, 7/01/39	2,000,000	2,400,780
Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34	2,500,000	2,773,375
Anne Arundel Medical Center, AGMC Insured, 5.125%, 7/01/33	8,365,000	8,371,692
Carroll County General Hospital, 6.00%, 7/01/26	2,000,000	2,014,860
Carroll County General Hospital, 5.80%, 7/01/32	5,000,000	5,023,600
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	6,964,503
Edenwald, Series A, 5.40%, 1/01/31	1,000,000	998,750
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	14,116,960
Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37	9,395,000	9,742,051
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32	29,000,000	29,324,220
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38	5,805,000	6,213,150
LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,464,450
LifeBridge Health, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,201,900
Loyola College, Series A, 5.00%, 10/01/40	10,050,000	10,408,282
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,031,120
Maryland Institute College of Art, 5.00%, 6/01/36	5,000,000	5,094,150
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,136,400
Mercy Medical Center, Refunding, 5.625%, 7/01/31	5,500,000	5,502,970
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	10,064,300
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27	655,000	655,327
Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,030,100
Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%,
7/01/38	6,200,000	6,238,440
Peninsula Regional Medical Center, 5.00%, 7/01/36	6,625,000	6,811,030
Roland Park Place Project, Refunding, 5.625%, 7/01/18	2,500,000	2,501,525
Roland Park Place Project, Refunding, 5.625%, 7/01/24	2,680,000	2,680,188
Union Hospital Cecil County Issue, 5.00%, 7/01/35	3,015,000	3,096,435
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,396,500
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,600,200
Washington County Hospital, 5.75%, 1/01/38	2,500,000	2,593,500
Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36	17,120,000	17,596,792
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
AMBAC Insured, 5.00%, 7/01/28	3,975,000	4,194,937
Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27	8,000,000	8,088,160
Maryland State Transportation Authority Transportation Facility Projects Revenue, AGMC Insured,
5.00%, 7/01/31	7,455,000	7,869,200
5.00%, 7/01/32	7,165,000	7,551,480
5.00%, 7/01/34	7,500,000	7,868,175
Pre-Refunded, 5.00%, 7/01/27	5,890,000	6,524,294

Annual Report | 127

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%,
11/01/20	$8,000,000	$9,384,400
Montgomery County Revenue, Department of Liquor Control,
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,909,635
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,603,101
Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,821,802
Series A, 5.00%, 4/01/30	1,935,000	2,225,405
Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, NATL RE,
FGIC Insured, 5.00%, 7/01/32	6,450,000	6,594,609
Prince George’s County COP, Public Safety Communications, 5.00%, 10/01/30	2,060,000	2,349,286
Prince George’s County GO, Consolidated Public Improvement,
Pre-Refunded, 4.40%, 9/15/22	10,000,000	10,325,700
Series A, 5.00%, 9/15/28	3,725,000	4,538,391
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured,
4.75%, 6/30/30	4,000,000	4,076,200
Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
4/01/27	425,000	437,827
4/01/32	1,500,000	1,545,270
		511,224,391
District of Columbia 0.4%
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,500,000	2,773,925
U.S. Territories 22.3%
Puerto Rico 21.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	2,273,901
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, AGMC Insured, 5.25%, 7/01/27	1,015,000	1,016,025
Refunding, AGMC Insured, 5.125%, 7/01/30	2,870,000	2,872,411
Refunding, Series A, FGIC Insured, 5.50%, 7/01/21	10,000,000	11,157,100
Refunding, Series A, FGIC Insured, 5.50%, 7/01/22	5,000,000	5,606,400
Series A, 5.00%, 7/01/27	6,250,000	6,522,250
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36	5,000,000	5,646,600
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	5,000,000	5,308,550
Series D, Pre-Refunded, 5.25%, 7/01/38	5,000,000	5,080,100
Series G, 5.00%, 7/01/33	2,155,000	2,174,330
Series G, Pre-Refunded, 5.00%, 7/01/33	15,000	15,930
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	5,000,000	5,126,500
FGIC Insured, 5.00%, 7/01/24	5,000,000	5,190,350
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series SS, AGMC Insured, 5.00%, 7/01/30	6,500,000	6,786,390
Series II, Pre-Refunded, 5.25%, 7/01/31	3,000,000	3,079,050
Series WW, 5.50%, 7/01/38	5,000,000	5,360,200
Series XX, 5.25%, 7/01/40	13,500,000	14,138,145
Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27	4,250,000	4,639,853

128 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Maryland Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.25%, 7/01/36	$520,000	$521,305
Refunding, Series K, AGMC Insured, 5.25%, 7/01/27	5,300,000	5,797,564
Refunding, Series N, 5.00%, 7/01/32	5,000,000	5,157,400
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	5,334,400
Series D, Pre-Refunded, 5.25%, 7/01/36	1,480,000	1,503,221
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.75%, 8/01/37	11,425,000	12,695,117
Series A, 6.00%, 8/01/42	18,160,000	20,554,396
Series C, 5.25%, 8/01/41	1,300,000	1,399,593
University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%, 6/01/30	4,000,000	4,102,520
		149,059,601
U.S. Virgin Islands 0.5%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	2,000,000	2,073,140
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,048,760
		3,121,900
Total U.S. Territories		152,181,501
Total Municipal Bonds before Short Term Investments (Cost $631,395,028)		666,179,817
Short Term Investments 1.5%
Municipal Bonds 1.5%
Maryland 1.5%
[a]Maryland State EDC, EDR, U.S. Pharmacopeial Convention Inc. Project, Refunding,
Series A, Daily VRDN and Put, 0.25%, 7/01/38	905,000	905,000
Series B, Daily VRDN and Put, 0.25%, 7/01/38	2,735,000	2,735,000
[a]Montgomery County GO, BAN, Refunding, Series A, Daily VRDN and Put, 0.09%, 6/01/26	6,495,000	6,495,000
Total Short Term Investments (Cost $10,135,000)		10,135,000
Total Investments (Cost $641,530,028) 99.1%		676,314,817
Other Assets, less Liabilities 0.9%		6,283,186
Net Assets 100.0%		$682,598,003

See Abbreviations on page 184.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 129

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

130 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 131

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

132 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.1%
Missouri 73.8%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%,
10/01/35	$5,000,000	$5,523,000
10/01/39	30,300,000	33,110,022
Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink Cross
County Project, Series B, AGMC Insured, 5.00%, 10/01/32	7,300,000	7,536,082
Cape Girardeau County IDA Health Care Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,500,000	7,499,400
St. Francis Medical Center, Series A, 5.50%, 6/01/27	6,350,000	6,493,764
St. Francis Medical Center, Series A, 5.50%, 6/01/32	5,000,000	5,099,750
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,421,121
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper
Products, 5.30%, 5/15/28	6,875,000	6,877,269
Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,
5.625%, 3/01/34	1,000,000	1,105,950
6.00%, 3/01/39	1,000,000	1,106,690
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation
Obligation, Series A, 5.75%, 10/01/33	10,290,000	11,909,029
[a]Columbia Special Obligation Revenue, Parking Project, Annual Appropriation Obligation,
Series, A-2, 4.00%, 3/01/31	1,165,000	1,249,777
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,266,956
Series A, 5.00%, 11/01/33	5,000,000	5,519,150
Series A, 5.00%, 11/01/35	20,000,000	21,869,800
System Facilities, Refunding, Series A, 5.00%, 11/01/25	5,750,000	6,382,902
System Facilities, Refunding, Series A, 5.00%, 11/01/26	3,625,000	4,010,482
Florissant COP, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 8/01/22	1,285,000	1,310,147
Grandview COP, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23	2,410,000	2,504,785
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	1,033,920
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,
3/01/27	3,300,000	3,852,453
3/01/28	3,000,000	3,476,490
3/01/29	3,000,000	3,455,610
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and
Improvement, Series A, 5.00%, 3/01/29	4,000,000	4,501,000
Jackson County Reorganized School District No. 7 Lee’s Summit GO, Missouri Direct Deposit
Program, Refunding and Improvement, AGMC Insured, 5.00%, 3/01/21	5,700,000	5,700,000
Jackson County Special Obligation Revenue,
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28	2,400,000	2,543,976
Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29	26,925,000	28,396,182
NATL Insured, 5.00%, 12/01/27	3,105,000	3,138,286
Jefferson County Consolidated School District No. 006 Lease Participation COP,
AGMC Insured, 5.00%, 3/01/25	1,050,000	1,120,770
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,282,480
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,150,948
Freeman Health Systems Project, 5.00%, 2/15/28	1,150,000	1,192,780
Freeman Health Systems Project, 5.50%, 2/15/29	2,000,000	2,079,640
Freeman Health Systems Project, 5.75%, 2/15/35	2,500,000	2,560,275

		Annual Report | 133

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	$5,000,000	$5,680,350
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,541,040
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,247,260
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,918,117
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	8,250,000	8,588,002
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	16,079,250
Kansas City Sanitation Sewer System Revenue,
Refunding, 5.00%, 1/01/37	29,210,000	32,934,859
Series A, 5.25%, 1/01/34	9,500,000	10,740,605
Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement, Series C,
5.125%, 4/01/38	10,000,000	10,441,900
Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured Guaranty,
5.00%, 4/15/31	6,445,000	7,144,476
Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
Center Project, NATL Insured, 5.00%, 7/01/27	1,730,000	1,735,138
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	14,476,214
Series A, 4.50%, 12/01/32	1,450,000	1,616,881
Series A, 4.50%, 12/01/36	5,155,000	5,594,825
Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
12/01/14	410,000	406,265
Lee’s Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22	1,500,000	1,551,135
Lee’s Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22	1,995,000	2,005,893
Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,450,759
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series A, 5.75%, 5/01/38	2,000,000	2,262,860
Series A, NATL Insured, 5.00%, 5/01/34	24,730,000	25,482,287
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	24,580,348
Missouri Development Finance Board Cultural Facilities Revenue, Series B, 5.00%,
6/01/37	28,435,000	30,614,258
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	17,494,312
Plum Point Project, NATL Insured, 5.00%, 1/01/28	5,235,000	5,401,682
Plum Point Project, NATL Insured, 5.00%, 1/01/34	34,945,000	35,685,485
Series A, AMBAC Insured, 5.00%, 1/01/42	34,410,000	35,807,046
Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured, 5.50%,
4/01/23	1,200,000	1,202,364
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A,
4.00%, 10/01/25	9,370,000	10,388,613
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
Paper Product, 5.20%, 3/15/29	3,000,000	3,581,580
Missouri State Environmental Improvement and Energy Resources Authority PCR, St. Joseph
Light and Power Co. Project, Refunding, AMBAC Insured, 5.85%, 2/01/13	2,100,000	2,127,405
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
Revolving Fund,
Series A, 6.55%, 7/01/14	80,000	80,342
Series A, 5.75%, 1/01/16	80,000	80,281

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State Revolving Fund, (continued)		
Series B, 5.80%, 1/01/15	$ 65,000	$ 65,239
Series B, 7.20%, 7/01/16	155,000	155,694
Series B, AGMC Insured, 6.05%, 7/01/16	335,000	336,250
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, State Revolving Funds Programs,		
Refunding, Series A, 5.00%, 1/01/23	14,000,000	17,060,820
Refunding, Series A, 5.00%, 1/01/24	7,890,000	9,545,006
Refunding, Series B, 5.50%, 7/01/21	60,000	60,165
Series A, 5.75%, 1/01/29	2,500,000	3,064,625
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,		
A.T. Still University Health Sciences, 5.00%, 10/01/26	3,095,000	3,440,495
A.T. Still University Health Sciences, 5.25%, 10/01/31	1,200,000	1,297,452
A.T. Still University Health Sciences, 5.25%, 10/01/41	4,500,000	4,760,010
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	18,914,665
The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,409,100
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,561,190
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,		
CoxHealth, 5.50%, 11/15/39	14,325,000	15,392,356
Freeman Health Systems Project, 5.25%, 2/15/28	2,750,000	2,751,293
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21	4,585,000	4,701,551
Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28	4,900,000	4,976,048
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,264,240
Lake Regional Health Systems Project, 5.60%, 2/15/25	1,250,000	1,281,375
Lake Regional Health Systems Project, 5.70%, 2/15/34	2,750,000	2,808,658
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,700,400
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,558,180
St. Luke's Episcopal, 5.00%, 12/01/34	7,500,000	7,767,975
St. Luke's Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	10,860,500
St. Luke's Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,303,686
Missouri State Health and Educational Facilities Authority Revenue,		
Children's Mercy Hospital, 5.625%, 5/15/39	9,500,000	10,332,485
Educational Facilities, Washington University, Series A, 5.00%, 2/15/33	15,125,000	15,390,141
Lutheran Senior Services, 5.75%, 2/01/31	1,900,000	1,976,380
Lutheran Senior Services, 6.00%, 2/01/41	4,250,000	4,437,297
Senior Living Facilities, Lutheran Senior, 5.375%, 2/01/35	2,520,000	2,528,719
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,053,196
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22	3,400,000	3,508,358
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27	2,700,000	2,722,194
Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25	1,500,000	1,511,625
Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35	4,655,000	4,662,820

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Missouri State Highways and Transit Commission State Road Revenue,		
5.00%, 5/01/20	$ 6,875,000	$ 8,345,700
5.00%, 5/01/21	5,000,000	6,021,200
first lien, Series B, 5.00%, 5/01/24	6,005,000	6,848,522
Series A, 5.00%, 5/01/24	1,150,000	1,359,576
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,		
Series A-1, GNMA Secured, 4.75%, 9/01/32	880,000	879,234
Series C, GNMA Secured, 5.00%, 3/01/32	985,000	1,050,631
Series D, GNMA Secured, 4.70%, 3/01/35	3,535,000	3,633,803
Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19	1,920,000	1,926,298
North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, AGMC Insured,		
5.00%, 11/15/20	1,000,000	1,028,910
5.00%, 11/15/21	1,000,000	1,028,410
5.00%, 11/15/22	1,000,000	1,027,580
5.00%, 11/15/28	1,965,000	2,000,960
5.125%, 11/15/33	2,755,000	2,793,846
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education, Assured Guaranty, 5.00%, 3/01/27	6,690,000	7,446,639
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	4,937,700
Springfield Public Building Corp. Leasehold Revenue,		
Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24	2,600,000	2,732,340
Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,253,100
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.75%, 8/01/34	3,000,000	3,181,980
Springfield School District No. R-12 GO, Missouri Direct Deposit Program,		
AGMC Insured, 5.00%, 3/01/26	5,000,000	5,619,350
[a]Refunding, 4.00%, 3/01/22	1,000,000	1,175,320
[a]Refunding, 4.00%, 3/01/23	1,000,000	1,179,130
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27	2,655,000	2,844,939
St. Louis Airport Revenue, Lambert-St. Louis International Airport,		
Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	14,613,044
Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,736,555
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	9,766,468
Series A-1, 6.125%, 7/01/24	2,000,000	2,278,220
Series A-1, 6.625%, 7/01/34	5,000,000	5,777,550
St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31	1,095,000	1,095,679
St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31	5,000	5,011
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	25,095,445
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,		
2/15/32	8,075,000	8,389,763
2/15/37	7,800,000	7,967,466

136 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Missouri (continued)		
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,		
5.30%, 5/15/18	$ 2,690,000	$ 2,690,027
5.40%, 5/15/28	1,500,000	1,384,065
Taney County Reorganized School District GO, No. R-V Hollister, AGMC Insured, Pre-Refunded, 5.00%, 3/01/20	1,300,000	1,353,937
West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,		
5.50%, 11/15/12	245,000	245,845
5.60%, 11/15/17	1,700,000	1,700,782
5.65%, 11/15/22	1,500,000	1,500,000
		936,297,931
U.S. Territories 21.3%		
Puerto Rico 20.9%		
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series A, 6.50%, 7/01/40	7,000,000	8,055,810
Refunding, Series A, 5.75%, 7/01/41	15,000,000	16,342,200
Refunding, Series C, AGMC Insured, 5.375%, 7/01/28	3,245,000	3,445,444
Series A, 5.375%, 7/01/28	1,975,000	1,980,333
Series A, 5.125%, 7/01/31	5,000,000	5,006,300
Series A, 6.00%, 7/01/38	6,250,000	6,785,500
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,		
NATL Insured, 5.50%, 7/01/28	2,545,000	2,900,384
Series Y, Pre-Refunded, 5.50%, 7/01/36	9,500,000	11,523,880
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Refunding, Series N, Assured Guaranty, 5.50%, 7/01/26	7,410,000	8,854,728
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	4,970,000	5,276,699
Series D, Pre-Refunded, 5.375%, 7/01/36	2,500,000	2,541,075
Puerto Rico Electric Power Authority Power Revenue,		
Refunding, Series AAA, 5.25%, 7/01/28	5,000,000	5,539,200
Refunding, Series CCC, 5.00%, 7/01/28	4,000,000	4,280,560
Series CCC, 5.25%, 7/01/28	8,000,000	8,862,720
Series II, Pre-Refunded, 5.25%, 7/01/31	10,000,000	10,263,500
Series TT, 5.00%, 7/01/32	5,000,000	5,193,550
Series WW, 5.50%, 7/01/38	19,320,000	20,711,813
Series XX, 5.75%, 7/01/36	6,000,000	6,655,980
Series XX, 5.25%, 7/01/40	33,750,000	35,345,362
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22	2,500,000	2,502,150
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	2,150,000	2,159,912
Series D, Pre-Refunded, 5.375%, 7/01/33	5,885,000	5,979,748
Series I, 5.00%, 7/01/36	14,450,000	14,632,214
Series I, Pre-Refunded, 5.375%, 7/01/34	10,000,000	11,121,600
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%, 8/01/31	8,200,000	8,790,318

Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Missouri Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Refunding, Series A-1, AGMC Insured, 5.00%, 8/01/43	$1,645,000	$1,775,514
Refunding, Series C, 5.375%, 8/01/36	6,900,000	7,535,283
Series A, 5.50%, 8/01/37	3,000,000	3,276,810
Series A, 5.375%, 8/01/39	2,000,000	2,165,000
Series B, 6.375%, 8/01/39	10,000,000	11,585,200
Series C, 5.50%, 8/01/40	15,000,000	16,423,950
Series C, 5.25%, 8/01/41	7,500,000	8,074,575
		265,587,312
U.S. Virgin Islands 0.4%
Virgin Islands PFAR,
Matching Fund Loan Note, senior lien, Series A, 5.00%, 10/01/29	2,500,000	2,626,125
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39	2,500,000	2,540,850
		5,166,975
Total U.S. Territories		270,754,287
Total Municipal Bonds before Short Term Investments
(Cost $1,131,291,053)		1,207,052,218
Short Term Investments 3.7%
Municipal Bonds 3.7%
Missouri 3.7%
[b]Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
Foundation, Refunding, Series A, Daily VRDN and Put, 0.10%, 12/01/37	2,200,000	2,200,000
[b]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
St. Louis University, Daily VRDN and Put, 0.12%, 7/01/32	275,000	275,000
St. Louis University, Refunding, Series A-2, Daily VRDN and Put, 0.12%, 10/01/35	1,750,000	1,750,000
St. Louis University, Refunding, Series B-1, Daily VRDN and Put, 0.10%, 10/01/35	5,205,000	5,205,000
St. Louis University, Refunding, Series B-2, Daily VRDN and Put, 0.12%, 10/01/35	10,245,000	10,245,000
St. Louis University, Series A, Daily VRDN and Put, 0.10%, 10/01/16	2,615,000	2,615,000
St. Louis University, Series B, Daily VRDN and Put, 0.16%, 10/01/24	2,600,000	2,600,000
The Washington University, Series B, Daily VRDN and Put, 0.13%, 2/15/33	2,475,000	2,475,000
[b]Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
SSM Health Care, Series C, Daily VRDN and Put, 0.19%, 6/01/45	2,270,000	2,270,000
[b]North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding, Daily VRDN and
Put, 0.20%, 11/01/33	17,100,000	17,100,000
Total Short Term Investments (Cost $46,735,000)		46,735,000
Total Investments (Cost $1,178,026,053) 98.8%		1,253,787,218
Other Assets, less Liabilities 1.2%		15,502,692
Net Assets 100.0%		$1,269,289,910

See Abbreviations on page 184.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

138 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 139

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

140 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.9%		
North Carolina 80.2%		
Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38	$ 7,600,000	$ 6,691,876
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	2,110,000	2,324,608
Brunswick County Enterprise System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%,		
4/01/27	1,500,000	1,645,200
4/01/28	1,750,000	1,919,400
Buncombe County COP, NATL Insured, 5.00%, 4/01/22	1,000,000	1,124,260
Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%,		
8/01/35	21,000,000	23,495,430
8/01/36	8,000,000	9,009,040
Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33	5,405,000	5,994,848
Charlotte Airport Revenue,		
Charlotte Douglas Airport, Series A, 5.00%, 7/01/41	10,000,000	10,958,800
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	22,287,870
Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	13,912,234
Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,313,146
Series A, 5.00%, 7/01/39	3,000,000	3,265,800
Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,206,500
Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,338,100
Charlotte COP,		
Governmental Facilities Projects, Series G, 5.00%, 6/01/28	3,000,000	3,093,420
Refunding, 5.00%, 6/01/33	2,500,000	2,711,325
Refunding, Series C, 5.00%, 6/01/39	6,000,000	6,459,480
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,258,060
Charlotte GO, Series C, 5.00%, 7/01/27	2,010,000	2,034,381
Charlotte Storm Water Fee Revenue,		
5.00%, 6/01/35	10,000,000	10,781,800
Refunding, 5.00%, 6/01/25	1,000,000	1,018,400
Charlotte Water and Sewer System Revenue,		
5.00%, 7/01/38	11,775,000	13,114,406
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,454,900
Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,		
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31	3,865,000	3,869,522
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,332,160
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	11,042,200
Carolinas HealthCare System, Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,589,820
Refunding, 5.00%, 1/15/39	15,000,000	15,856,350
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,244,550
Columbus County Industrial Facilities and PCFA Revenue, International Paper Co. Projects, 5.70%, 5/01/34	2,500,000	2,657,125
Dare County COP,		
AMBAC Insured, 5.125%, 6/01/21	650,000	663,000
AMBAC Insured, 5.00%, 6/01/29	5,295,000	5,528,245
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	3,000,000	3,106,950
NATL RE, FGIC Insured, 5.00%, 6/01/23	2,000,000	2,158,440

142 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Dare County Utility System Revenue, 5.00%, 2/01/41	$5,000,000	$5,545,200
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,489,240
Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23	1,670,000	1,728,033
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,537,520
Greensboro HDC Mortgage Revenue, Refunding, Series A, NATL Insured, 6.70%, 1/01/24	475,000	475,290
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A,
AGMC Insured, 5.00%, 11/01/33	6,000,000	6,563,520
Guilford County GO, Refunding, Series C, 5.00%, 2/01/22	5,920,000	7,246,494
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
5.45%, 11/01/33	4,000,000	3,949,640
Refunding, 6.45%, 11/01/29	3,900,000	3,902,223
Harnett County COP,
AGMC Insured, Pre-Refunded, 5.125%, 12/01/23	1,000,000	1,046,560
Assured Guaranty, 5.00%, 6/01/28	1,000,000	1,127,840
Assured Guaranty, 5.00%, 6/01/29	500,000	560,810
High Point Combined Enterprise System Revenue,
AGMC Insured, 5.00%, 11/01/33	5,000,000	5,504,000
NATL RE, FGIC Insured, 5.00%, 11/01/31	11,000,000	11,499,840
Iredell County COP, Iredell County School Project, AGMC Insured,
5.125%, 6/01/27	4,000,000	4,504,400
5.00%, 6/01/28	1,000,000	1,114,190
Johnston Memorial Hospital Authority Mortgage Revenue, AGMC Insured, 5.25%,
10/01/36	7,000,000	7,585,060
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	393,358
Monroe COP, Assured Guaranty, 5.50%,
3/01/34	2,425,000	2,720,195
3/01/39	1,085,000	1,202,896
Nash Health Care System Health Care Facilities Revenue, AGMC Insured, 5.00%,
11/01/30	2,250,000	2,399,175
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
Refunding, Series B, AGMC Insured,
5.00%, 10/01/27	3,500,000	3,861,165
5.125%, 10/01/31	8,385,000	9,161,786
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33	3,000,000	3,006,390
Wake Forest University, 5.00%, 1/01/38	27,000,000	29,661,120
North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
Refunding, Series A, 5.00%, 10/01/41	11,080,000	11,949,891
Refunding, Series A, 5.00%, 10/01/44	12,050,000	13,207,161
Refunding, Series B, 5.00%, 10/01/38	20,000,000	22,626,800
Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,782,200
Series A, 5.00%, 10/01/39	2,615,000	2,866,118
Series A, Pre-Refunded, 5.25%, 7/01/42	10,000,000	10,290,400
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,794,940
Refunding, Series A, 5.00%, 1/01/24	10,000,000	11,128,500
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	12,891,913
Series C, 6.75%, 1/01/24	3,500,000	4,323,585

Annual Report | 143

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina HFAR,
Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33	$10,000,000	$10,007,900
SF, Refunding, Series DD, FHA Insured, 6.20%, 9/01/27	345,000	352,580
SFR, Series AA, 6.25%, 3/01/17	95,000	95,024
North Carolina Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,350,540
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	8,793,932
FirstHealth Carolinas Project, Series A, 6.125%, 10/01/39	11,315,000	12,117,007
FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29	5,000,000	5,171,600
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	9,962,559
Refunding, NATL RE, FGIC Insured, 5.00%, 1/01/33	10,805,000	10,951,732
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,354,350
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	550,000	550,787
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,220,830
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	11,367,500
WakeMed Project, AMBAC Insured, 5.00%, 10/01/32	4,205,000	4,226,782
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29	1,500,000	1,589,100
WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38	6,000,000	6,279,240
WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38	2,515,000	2,647,339
North Carolina Medical Care Commission Health Care System Facilities Revenue, Appalachian
Regional Healthcare System, Refunding, Series A,
6.50%, 7/01/31	5,000,000	5,628,400
6.625%, 7/01/34	6,000,000	6,728,400
North Carolina Medical Care Commission Health System Revenue, Mission Health
Combination, Refunding, AGMC Insured, 5.00%, 10/01/36	5,000,000	5,272,950
North Carolina Medical Care Commission Hospital Revenue,
Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22	1,920,000	2,140,992
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,666,008
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	10,608,900
Southeastern Regional Medical Center, 6.25%, 6/01/29	4,000,000	4,006,440
Southeastern Regional Medical Center, 5.375%, 6/01/32	3,500,000	3,543,715
North Carolina Medical Care Commission Revenue,
Betsy Johnson Project, AGMC Insured, Pre-Refunded, 5.125%, 10/01/32	4,500,000	4,844,025
Rowan Regional Medical Center, AGMC Insured, 5.00%, 9/01/33	21,720,000	22,219,343
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	2,500,000	2,824,400
Refunding, Series A, 5.00%, 1/01/30	4,670,000	5,151,244
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,933,700
Series A, NATL Insured, 5.25%, 1/01/19	5,000,000	5,178,950
Series A, NATL Insured, 5.25%, 1/01/20	1,500,000	1,550,910
North Carolina State Capital Facilities Finance Agency Revenue, Davidson College, 5.00%,
3/01/40	4,000,000	4,538,200
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, 5.00%, 5/01/28	5,000,000	5,669,250
Series C, 5.00%, 5/01/29	10,000,000	11,739,100
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
5.00%, 6/01/33	1,500,000	1,522,590

144 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State GO,
Public Improvement, Series A, 5.00%, 5/01/23	$10,000,000	$12,537,600
Public Improvement, Series A, 5.00%, 5/01/24	23,370,000	29,138,884
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,362,930
Refunding, Series B, 5.00%, 6/01/19	5,000,000	6,281,950
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A,
AGMC Insured, 5.00%, 5/01/22	6,595,000	7,510,914
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A,
5.25%, 2/01/40	6,000,000	6,296,340
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue,
5.00%, 7/01/41	6,565,000	7,336,716
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A,
Assured Guaranty,
5.50%, 1/01/29	6,400,000	7,174,656
5.75%, 1/01/39	12,120,000	13,420,476
Northern Hospital District of Surry County Health Care Facilities Revenue,
6.00%, 10/01/28	1,000,000	1,048,040
6.25%, 10/01/38	2,000,000	2,105,940
Oak Island Enterprise System Revenue,
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,752,551
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,129,250
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,353,150
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
Project, NATL Insured, 5.00%,
4/01/31	5,830,000	6,135,958
10/01/34	6,000,000	6,289,140
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A,
NATL Insured, 5.00%, 6/01/33	7,500,000	8,173,500
Pasquotank County COP, NATL Insured, 5.00%, 6/01/25	1,400,000	1,460,438
Pitt County COP, School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,653,550
Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,115,080
Raleigh Combined Enterprise System Revenue,
5.00%, 3/01/31	10,360,000	11,006,878
5.00%, 3/01/40	11,915,000	13,578,811
Series A, 5.00%, 3/01/36	6,000,000	6,623,700
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29	6,070,000	6,406,946
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,747,885
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,843,564
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	10,132,745
Union County COP, AMBAC Insured, 5.00%, 6/01/30	5,000,000	5,405,400
University of North Carolina at Asheville Revenue, General,
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/27	790,000	794,803
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/27	410,000	414,727
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of
North Carolina, General,
5.00%, 12/01/28	1,000,000	1,065,540
5.00%, 12/01/31	9,000,000	10,134,090

Annual Report | 145

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of
North Carolina, General, (continued)
Refunding, Series A, 5.00%, 12/01/34	$11,460,000	$12,824,084
Series A, 5.00%, 12/01/25	4,000,000	4,011,800
University of North Carolina at Charlotte Revenue,
General, Series B, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,430,400
Series A, 5.00%, 4/01/37	12,995,000	14,543,614
Series A, 5.00%, 4/01/41	18,000,000	20,080,440
University of North Carolina at Greensboro Revenue, General, Series A, Assured Guaranty,
5.00%, 4/01/34	1,000,000	1,117,790
University of North Carolina at Wilmington COP, Student Housing Project,
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,393,550
NATL RE, FGIC Insured, 5.00%, 6/01/26	1,655,000	1,759,298
NATL RE, FGIC Insured, 5.00%, 6/01/27	1,740,000	1,841,198
NATL RE, FGIC Insured, 5.00%, 6/01/29	1,915,000	2,012,493
NATL RE, FGIC Insured, 5.00%, 6/01/37	11,350,000	11,729,657
University of North Carolina System Revenue,
2011, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	290,000	297,923
AMBAC Insured, 5.00%, 4/01/29	2,500,000	2,622,825
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	1,315,000	1,350,925
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27	495,000	499,549
Series A, Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,492,200
Series A, NATL Insured, 5.00%, 10/01/33	2,000,000	2,128,300
Wake County GO,
Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36	5,000,000	5,701,950
Refunding, Series C, 5.00%, 3/01/25	10,000,000	13,175,000
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
Refunding, 5.375%, 2/01/17	8,000,000	8,104,960
Wake County Revenue, 5.00%,
1/01/33	10,820,000	12,506,081
1/01/37	12,000,000	13,697,760
Western Carolina University Research and Development Corp. COP, Western Carolina University
Student Housing, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,310,200
Wilkes County COP, NATL Insured, 5.00%,
6/01/31	4,295,000	4,532,642
6/01/36	6,085,000	6,351,097
Wilmington COP,
AMBAC Insured, 5.00%, 9/01/29	1,000,000	1,046,390
Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32	5,310,000	5,538,383
Series A, 5.00%, 6/01/33	6,000,000	6,563,520
Series A, 5.00%, 6/01/38	7,625,000	8,216,319
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,081,620
Wilmington Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
6/01/34	3,565,000	3,718,331
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,245,400

146 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Winston-Salem Water and Sewer System Revenue,
5.00%, 6/01/39	$5,000,000	$5,649,600
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,500,193
		1,114,423,062
U.S. Territories 18.7%
Puerto Rico 18.3%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.50%, 5/15/39	7,000,000	6,883,030
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	2,100,000	2,273,901
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, AGMC Insured, 5.125%, 7/01/30	3,445,000	3,447,894
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	5,000,000	5,207,900
Public Improvement, Refunding, Series A, 5.75%, 7/01/41	5,000,000	5,447,400
Public Improvement, Refunding, Series B, 6.00%, 7/01/39	10,000,000	10,932,700
Public Improvement, Series A, 5.375%, 7/01/28	4,925,000	4,938,297
Public Improvement, Series A, 5.125%, 7/01/31	3,265,000	3,269,114
Public Improvement, Series A, 5.25%, 7/01/37	5,000,000	5,182,600
Series A, 5.00%, 7/01/26	8,050,000	8,404,522
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	20,000	20,005
Refunding, Series H, 5.00%, 7/01/35	1,365,000	1,376,193
Series D, AGMC Insured, 5.00%, 7/01/32	2,765,000	2,773,129
Series D, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	295,000	299,540
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,082,150
Series H, Pre-Refunded, 5.00%, 7/01/35	2,915,000	3,099,579
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	5,000,000	5,126,500
Puerto Rico Electric Power Authority Power Revenue,
Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,313,300
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,445,290
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,148,430
Series TT, 5.00%, 7/01/32	8,100,000	8,413,551
Series WW, 5.25%, 7/01/33	6,500,000	6,886,230
Series WW, 5.50%, 7/01/38	6,700,000	7,182,668
Series XX, 5.25%, 7/01/40	30,510,000	31,952,208
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	5,000,000	5,367,300
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,790,000	1,798,252
Refunding, Series N, 5.00%, 7/01/32	10,000,000	10,314,800
Refunding, Series P, 6.75%, 7/01/36	5,000,000	5,755,350
Series D, Pre-Refunded, 5.375%, 7/01/33	5,210,000	5,293,881
Series I, 5.00%, 7/01/36	2,405,000	2,435,327

Annual Report | 147

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin North Carolina Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 5.375%, 8/01/39	$20,000,000	$21,650,000
Series A, 5.50%, 8/01/42	5,750,000	6,276,470
Series A, 6.00%, 8/01/42	45,750,000	51,782,137
Series C, 5.50%, 8/01/40	5,000,000	5,474,650
		254,254,298
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,896,935
Total U.S. Territories		260,151,233
Total Municipal Bonds (Cost $1,285,717,385) 98.9%		1,374,574,295
Other Assets, less Liabilities 1.1%		14,770,767
Net Assets 100.0%		$1,389,345,062

See Abbreviations on page 184.

148 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 149

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

150 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 151

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.2%		
Virginia 74.9%		
Arlington County GO, Refunding, Series A, 5.00%, 8/01/24	$10,000,000	$ 12,687,100
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	1,245,000	1,507,969
Capital Region Airport Commission Airport Revenue, AGMC Insured, 5.00%,		
7/01/31	2,000,000	2,173,460
7/01/38	5,895,000	6,241,390
Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34	1,000,000	1,009,870
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,558,975
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,		
7/15/19	2,460,000	2,461,747
7/15/32	8,000,000	8,001,280
Chesterfield County EDA, PCR, Virginia Electric and Power, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,761,100
Chesterfield County EDA Revenue, Bon Secours Health,		
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,361,038
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,394,800
Dinwiddie County IDA Lease Revenue, Refunding, Series B, NATL Insured, 5.00%, 2/15/30	1,410,000	1,445,391
Fairfax County EDA Revenue, National Wildlife Federation, NATL Insured, 5.375%, 9/01/29	8,000,000	8,014,160
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%, 4/01/36	10,000,000	11,113,500
Fairfax County GO, Series A, 4.00%, 4/01/30	10,880,000	11,850,061
Fairfax County IDAR, Health Care, Inova Health System Project,		
Refunding, Series C, 5.00%, 5/15/25	3,500,000	4,015,655
Series A, 5.50%, 5/15/35	10,000,000	11,241,500
Fairfax County Water Authority Water Revenue, Pre-Refunded, 5.00%, 4/01/27	14,250,000	14,300,445
Front Royal and Warren County IDA Lease Revenue, Series B, AGMC Insured,		
5.00%, 4/01/29	1,895,000	1,975,594
5.00%, 4/01/35	6,000,000	6,197,640
Pre-Refunded, 5.00%, 4/01/29	3,220,000	3,524,644
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured, 5.00%, 6/15/30	6,000,000	6,331,320
Hampton Convention Center Revenue,		
AMBAC Insured, Pre-Refunded, 5.25%, 1/15/23	3,000,000	3,130,020
AMBAC Insured, Pre-Refunded, 5.125%, 1/15/28	2,605,000	2,715,087
AMBAC Insured, Pre-Refunded, 5.00%, 1/15/35	920,000	957,895
Refunding, AMBAC Insured, 5.00%, 1/15/35	6,680,000	6,750,340
Hampton Roads Sanitation District Wastewater Revenue,		
5.00%, 11/01/34	3,000,000	3,385,680
Hampton Roads, 5.00%, 4/01/33	10,000,000	11,096,600
Hampton Roads, Refunding, 5.00%, 4/01/38	16,000,000	17,466,880
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,		
8/15/42	8,095,000	8,358,168
8/15/46	15,000,000	15,457,050
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,296,636
King George County IDA Lease Revenue, AGMC Insured, 5.00%, 3/01/32	3,595,000	3,720,825
Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,573,800
Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded, 6.10%, 6/01/32	1,500,000	1,535,475
Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33	15,060,000	15,881,222

152 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29	$5,545,000	$6,071,276
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	1,000,000	1,050,620
Montgomery County EDA Revenue, Virginia Tech Foundation, Refunding, Series A, 4.25%,
6/01/36	5,000,000	5,189,500
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	7,191,210
Newport News EDA, EDR, Series A, 5.00%, 1/15/31	5,870,000	6,252,900
Norfolk Water Revenue, NATL Insured, 5.90%, 11/01/25	5,000,000	5,014,900
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%, 7/01/33	2,600,000	2,702,960
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,955,591
Pittsylvania County GO, Series B, 5.75%, 2/01/30	5,800,000	6,756,536
Powhatan County EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, Pre-Refunded,
5.25%, 7/15/33	1,000,000	1,028,140
Prince William County GO, Public Improvement, Refunding, Series A, 5.00%,
8/01/26	1,190,000	1,556,425
8/01/27	1,025,000	1,338,660
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life
Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,403,904
Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
AMBAC Insured, 6.00%, 12/01/33	2,080,000	2,080,936
Prince William County Service Authority Water and Sewer System Revenue, Refunding, 5.00%,
7/01/32	1,750,000	1,870,103
Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
8/01/22	2,000,000	2,003,540
Richmond Public Utility Revenue,
AGMC Insured, 5.00%, 1/15/35	3,500,000	3,681,580
Refunding, 5.00%, 1/15/35	11,495,000	12,842,674
Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
7/01/28	7,000,000	7,633,290
7/01/32	22,000,000	23,621,840
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
10/15/37	10,000,000	10,914,300
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%,
7/01/33	10,615,000	11,375,034
Roanoke IDA Hospital Revenue, Carilion Health System, Series B, Assured Guaranty, 5.00%,
7/01/38	4,000,000	4,174,000
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,708,720
Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
Series A, NATL Insured, 5.25%, 8/01/31	5,000,000	5,166,300
Series C, NATL Insured, 5.00%, 8/01/35	7,735,000	8,031,096
XLCA Insured, 5.00%, 8/01/37	3,985,000	4,081,278
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation, 5.25%,
6/15/37	5,000,000	5,108,950
Suffolk GO, Refunding, 5.00%, 2/01/41	10,000,000	11,195,700
University of Virginia Revenue,
General, 5.00%, 6/01/37	8,935,000	9,527,837
General, Refunding, 5.00%, 9/01/31	1,275,000	1,532,040
General, Refunding, 5.00%, 6/01/40	17,750,000	19,659,545
Series B, 5.00%, 6/01/33	2,020,000	2,067,935
Series B, Pre-Refunded, 5.00%, 6/01/33	11,980,000	12,691,133

	Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27	$5,635,000	$6,307,537
Virginia College Building Authority Educational Facilities Revenue,
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,300,926
Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,057,379
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,439,792
Virginia Commonwealth Transportation Board Transportation Revenue,
Capital Projects, 4.00%, 5/15/29	5,205,000	5,655,232
Capital Projects, 5.00%, 5/15/34	5,000,000	5,711,750
Northern Virginia Transportation Program, Series A, Pre-Refunded, 5.00%, 5/15/27	8,920,000	9,004,026
Virginia Port Authority Port Facility Revenue,
NATL Insured, 4.75%, 7/01/28	1,500,000	1,533,570
Refunding, 5.00%, 7/01/40	6,000,000	6,520,080
Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40	23,000,000	24,685,210
Virginia State HDA Revenue, Rental Housing,
Series B, 5.625%, 6/01/39	7,240,000	7,779,525
Series B, 5.00%, 6/01/45	3,050,000	3,164,680
Series E, 5.00%, 10/01/44	6,540,000	6,902,120
Series F, 5.05%, 12/01/44	12,125,000	12,593,025
Series F, 5.00%, 4/01/45	2,125,000	2,199,375
Virginia State HDA, Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36	9,815,000	10,698,841
Virginia State PBA Public Facilities Revenue, Series A, 5.00%, 8/01/31	10,000,000	11,681,700
[a]Virginia State Public School Authority Revenue, School Financing, 1997, Refunding, 5.00%,
8/01/25	10,000,000	12,381,300
Virginia State Public School Authority Special Obligation Fluvanna County Revenue,
School Financing, 6.00%, 12/01/32	5,000,000	5,809,450
Virginia State Resources Authority Infrastructure Revenue,
Senior Series A, 5.00%, 11/01/31	5,000,000	5,525,150
Senior Series A, 5.00%, 11/01/36	4,915,000	5,325,648
St. Moral Virginia Pooled Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,731,446
Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33	4,615,000	4,789,355
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,779,456
Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32	2,505,000	2,802,444
Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33	385,000	415,527
Virginia State Resources Authority Water and Sewer System Revenue, Tuckahoe Service District
Project, 5.00%, 11/01/35	1,125,000	1,146,791
Winchester IDA Hospital Revenue, Valley Health System Obligation, Series E, 5.625%,
1/01/44	3,350,000	3,642,823
		658,558,928
District of Columbia 7.7%
Metropolitan Washington D.C. Airports Authority Airport System Revenue,
Refunding, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,330,690
Refunding, Series A, 5.00%, 10/01/35	12,000,000	13,081,440
Refunding, Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,375,700
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 10/01/25	1,000,000	1,026,280
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,993,477
Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32	6,655,000	6,848,261

154 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
District of Columbia (continued)		
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,		
5.00%, 10/01/39	$10,000,000	$ 10,593,800
5.25%, 10/01/44	12,000,000	12,906,360
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%, 7/01/32	2,000,000	2,219,140
		67,375,148
U.S. Territories 16.6%		
Puerto Rico 16.6%		
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,		
6.00%, 7/01/38	1,100,000	1,191,091
Assured Guaranty, 5.00%, 7/01/28	7,000,000	7,463,750
Puerto Rico Commonwealth GO, Public Improvement,		
Refunding, Series B, 6.00%, 7/01/39	5,000,000	5,466,350
Series A, 5.125%, 7/01/28	5,000,000	5,240,050
Series A, 5.00%, 7/01/29	8,000,000	8,159,280
Series A, 5.125%, 7/01/31	3,315,000	3,319,177
Series A, 5.00%, 7/01/33	900,000	908,073
Series A, 6.00%, 7/01/38	5,000,000	5,428,400
Series A, Pre-Refunded, 5.00%, 7/01/33	1,100,000	1,168,926
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36	4,500,000	5,458,680
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,		
Series D, Pre-Refunded, 5.375%, 7/01/36	5,000,000	5,082,150
Series D, Pre-Refunded, 5.25%, 7/01/38	3,000,000	3,048,060
Series G, 5.00%, 7/01/33	1,685,000	1,700,114
Series G, Pre-Refunded, 5.00%, 7/01/33	3,305,000	3,514,372
Series G, Pre-Refunded, 5.00%, 7/01/33	10,000	10,620
Puerto Rico Electric Power Authority Power Revenue,		
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,445,290
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,148,430
Series TT, 5.00%, 7/01/32	10,000,000	10,387,100
Series WW, 5.50%, 7/01/38	6,700,000	7,182,668
Series XX, 5.25%, 7/01/40	8,400,000	8,797,068
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.00%, 8/01/27	2,530,000	2,542,245
Puerto Rico PBA Guaranteed Revenue, Government Facilities,		
Refunding, Series D, 5.375%, 7/01/33	1,315,000	1,321,062
Refunding, Series N, 5.00%, 7/01/32	5,000,000	5,157,400
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	5,334,400
Series D, Pre-Refunded, 5.375%, 7/01/33	3,685,000	3,744,329
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	6,000,000	6,495,000
Series A, 6.00%, 8/01/42	20,000,000	22,637,000
Series C, 5.50%, 8/01/40	10,000,000	10,949,300
		146,300,385
Total Municipal Bonds before Short Term Investments (Cost $820,698,725)		872,234,461

Annual Report | 155

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Virginia Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 1.0%
Municipal Bonds 1.0%
Virginia 1.0%
[b]Albemarle County EDA Hospital Revenue, Martha Jefferson Hospital, Series C, Daily VRDN and
Put, 0.12%, 10/01/48	$300,000	$300,000
[b]Montgomery County IDAR, Virginia Tech Foundation, Daily VRDN and Put, 0.13%, 6/01/35	750,000	750,000
[b]Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
Refunding, Daily VRDN and Put, 0.20%, 8/01/31	3,730,000	3,730,000
[b]Virginia Small Business Financing Authority Hospital Revenue, Carilion Clinic Obligation,
Series A, Daily VRDN and Put, 0.12%, 7/01/42	4,200,000	4,200,000
Total Short Term Investments (Cost $8,980,000)		8,980,000
Total Investments (Cost $829,678,725) 100.2%		881,214,461
Other Assets, less Liabilities (0.2)%		(2,020,075)
Net Assets 100.0%		$879,194,386

See Abbreviations on page 184.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities

February 29, 2012

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$280,284,190	$1,050,319,669	$507,123,258
Value	$295,880,556	$1,126,130,208	$544,244,010
Cash	9,518,912	2,249,959	5,888,278
Receivables:			
Capital shares sold	771,209	1,744,354	2,858,893
Interest	3,838,341	15,645,819	5,318,865
Other assets	121	457	212
Total assets	310,009,139	1,145,770,797	558,310,258
Liabilities:			
Payables:			
Investment securities purchased	—	—	1,236,341
Capital shares redeemed	463,180	1,026,855	1,436,627
Affiliates	188,344	606,752	334,200
Distributions to shareholders	257,700	1,090,719	605,446
Accrued expenses and other liabilities	56,326	142,407	90,140
Total liabilities	965,550	2,866,733	3,702,754
Net assets, at value	$309,043,589	$1,142,904,064	$554,607,504
Net assets consist of:			
Paid-in capital	$293,699,212	$1,066,996,185	$522,861,653
Distributions in excess of net investment income	(35,665)	(155,715)	(265,752)
Net unrealized appreciation (depreciation)	15,596,366	75,810,539	37,120,752
Accumulated net realized gain (loss)	(216,324)	253,055	(5,109,149)
Net assets, at value	$309,043,589	$1,142,904,064	$554,607,504
Class A:			
Net assets, at value	$254,680,732	$1,022,293,282	$425,181,330
Shares outstanding	21,743,084	86,046,906	34,045,179
Net asset value per share[a]	$11.71	$11.88	$12.49
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.23	$12.41	$13.04
Class B:			
Net assets, at value		$ 4,217,936	
Shares outstanding		352,070	
Net asset value and maximum offering price per share[a]		$11.98	
Class C:			
Net assets, at value	$ 54,362,857	$ 116,392,846	$129,426,174
Shares outstanding	4,593,033	9,637,572	10,241,628
Net asset value and maximum offering price per share[a]	$11.84	$12.08	$12.64

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

February 29, 2012

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$182,811,570	$413,322,193	$641,530,028
Value	$193,485,158	$441,196,588	$676,314,817
Cash	36,676	16,382,617	700,464
Receivables:			
Capital shares sold	724,591	2,033,823	1,129,528
Interest	2,198,282	5,580,464	7,344,705
Other assets	74	178	265
Total assets	196,444,781	465,193,670	685,489,779
Liabilities:			
Payables:			
Investment securities purchased	5,782,280	2,794,450	—
Capital shares redeemed	114,748	132,872	1,815,308
Affiliates	107,345	267,613	408,373
Distributions to shareholders	163,420	384,989	581,303
Accrued expenses and other liabilities	46,486	78,987	86,792
Total liabilities	6,214,279	3,658,911	2,891,776
Net assets, at value	$190,230,502	$461,534,759	$682,598,003
Net assets consist of:			
Paid-in capital	$180,687,648	$436,447,793	$651,583,913
Undistributed net investment income (distributions in excess of net investment income)	35,698	(115,808)	601,030
Net unrealized appreciation (depreciation)	10,673,588	27,874,395	34,784,789
Accumulated net realized gain (loss)	(1,166,432)	(2,671,621)	(4,371,729)
Net assets, at value	$190,230,502	$461,534,759	$682,598,003
Class A:			
Net assets, at value	$190,230,502	$383,413,989	$508,123,189
Shares outstanding	16,370,031	32,281,919	42,706,214
Net asset value per share[a]	$11.62	$11.88	$11.90
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.14	$12.41	$12.43
Class C:			
Net assets, at value		$ 78,120,770	$155,763,432
Shares outstanding		6,495,079	12,885,282
Net asset value and maximum offering price per share[a]		$12.03	$12.09
Advisor Class:			
Net assets, at value			$ 18,711,382
Shares outstanding			1,571,900
Net asset value and maximum offering price per share			$11.90

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Tax-Free Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

February 29, 2012

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Assets:			
Investments in securities:			
Cost	$1,178,026,053	$1,285,717,385	$829,678,725
Value	$1,253,787,218	$1,374,574,295	$881,214,461
Cash	87,176	631,892	106,705
Receivables:			
Capital shares sold	9,133,765	2,942,450	2,162,823
Interest	13,485,298	15,596,462	10,013,044
Other assets	487	541	346
Total assets	1,276,493,944	1,393,745,640	893,497,379
Liabilities:			
Payables:			
Investment securities purchased	3,591,441	—	12,358,800
Capital shares redeemed	1,734,218	2,297,288	588,857
Affiliates	677,977	787,366	491,540
Distributions to shareholders	1,042,136	1,135,607	742,200
Accrued expenses and other liabilities	158,262	180,317	121,596
Total liabilities	7,204,034	4,400,578	14,302,993
Net assets, at value	$1,269,289,910	$1,389,345,062	$879,194,386
Net assets consist of:			
Paid-in capital	$1,197,365,136	$1,304,268,687	$831,546,680
Undistributed net investment income (distributions in excess of net investment income)	(602,158)	(89,437)	143,723
Net unrealized appreciation (depreciation)	75,761,165	88,856,910	51,535,736
Accumulated net realized gain (loss)	(3,234,233)	(3,691,098)	(4,031,753)
Net assets, at value	$1,269,289,910	$1,389,345,062	$879,194,386
Class A:			
Net assets, at value	$1,027,451,739	$1,045,805,538	$705,786,253
Shares outstanding	81,489,449	81,792,678	58,311,874
Net asset value per share[a]	$12.61	$12.79	$12.10
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.17	$13.36	$12.64
Class C:			
Net assets, at value	$ 174,436,853	$ 280,136,117	$143,242,081
Shares outstanding	13,725,977	21,628,038	11,680,595
Net asset value and maximum offering price per share[a]	$12.71	$12.95	$12.26
Advisor Class:			
Net assets, at value	$ 67,401,318	$ 63,403,407	$ 30,166,052
Shares outstanding	5,342,896	4,959,237	2,492,094
Net asset value and maximum offering price per share	$12.62	$12.78	$12.10

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 159

160 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 161

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 163

164 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 165

166 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 167

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also

168 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 29, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 169

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

170 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Annual Report | 171

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 29, 2012				
Shares sold	6,515,630	$ 78,628,422	2,293,718	$ 25,750,714
Shares issued in reinvestment of distributions	1,051,993	12,597,969	516,391	5,771,488
Shares redeemed	(5,074,498)	(60,302,279)	(3,379,656)	(37,440,041)
Net increase (decrease)	2,493,125	$ 30,924,112	(569,547)	$ (5,917,839)
Year ended February 28, 2011				
Shares sold	7,557,561	$ 89,909,887	2,554,610	$ 28,518,214
Shares issued in reinvestment of distributions	895,320	10,605,390	497,627	5,521,263
Shares redeemed	(7,530,580)	(88,009,231)	(2,942,879)	(32,242,285)
Net increase (decrease)	922,301	$ 12,506,046	109,358	$ 1,797,192
Class C Shares:				
Year ended February 29, 2012				
Shares sold	2,154,054	$ 26,407,327		
Shares issued in reinvestment of distributions	267,656	3,242,371		
Shares redeemed	(1,347,799)	(16,203,592)		
Net increase (decrease)	1,073,911	$ 13,446,106		
Year ended February 28, 2011				
Shares sold	2,708,387	$ 32,814,877		
Shares issued in reinvestment of distributions	215,734	2,585,078		
Shares redeemed	(2,189,353)	(25,894,803)		
Net increase (decrease)	734,768	$ 9,505,152		

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 29, 2012				
Shares sold	6,081,395	$ 69,847,708	4,223,194	$ 48,308,253
Shares issued in reinvestment of distributions	1,114,456	12,699,471	1,363,964	15,531,395
Shares redeemed	(4,540,767)	(51,402,066)	(6,125,846)	(68,960,403)
Net increase (decrease)	2,655,084	$ 31,145,113	(538,688)	$ (5,120,755)
Year ended February 28, 2011				
Shares sold	6,087,837	$ 68,955,387	6,536,020	$ 74,321,699
Shares issued in reinvestment of distributions	987,958	11,095,713	1,278,826	14,460,222
Shares redeemed	(6,473,148)	(72,048,481)	(9,862,207)	(110,470,405)
Net increase (decrease)	602,647	$ 8,002,619	(2,047,361)	$ (21,688,484)

172 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended February 29, 2012				
Shares sold	1,334,698	$ 15,575,894	2,165,187	$ 25,211,724
Shares issued in reinvestment of distributions	181,891	2,099,086	355,367	4,107,583
Shares redeemed	(865,121)	(9,877,057)	(2,608,458)	(29,882,550)
Net increase (decrease)	651,468	$ 7,797,923	(87,904)	$ (563,243)
Year ended February 28, 2011				
Shares sold	1,718,667	$ 19,763,993	2,925,702	$ 33,955,456
Shares issued in reinvestment of distributions	163,115	1,854,979	340,017	3,901,368
Shares redeemed	(1,649,534)	(18,499,286)	(2,731,997)	(30,872,603)
Net increase (decrease)	232,248	$ 3,119,686	533,722	$ 6,984,221
Advisor Class Shares:				
Year ended February 29, 2012				
Shares sold			1,156,542	$ 13,367,172
Shares issued in reinvestment of distributions			11,556	132,790
Shares redeemed			(168,646)	(1,897,695)
Net increase (decrease)			999,452	$ 11,602,267
Year ended February 28, 2011				
Shares sold			443,988	$ 5,150,695
Shares issued in reinvestment of distributions			163	1,844
Shares redeemed			(181,916)	(2,030,664)
Net increase (decrease)			262,235	$ 3,121,875

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended February 29, 2012				
Shares sold	14,056,490	$ 170,805,924	12,425,973	$ 152,558,512
Shares issued in reinvestment of distributions	2,594,812	31,323,277	2,604,942	31,865,435
Shares redeemed	(11,786,596)	(141,413,125)	(12,107,327)	(146,470,526)
Net increase (decrease)	4,864,706	$ 60,716,076	2,923,588	$ 37,953,421
Year ended February 28, 2011				
Shares sold	17,294,354	$ 207,407,587	16,111,498	$ 195,669,089
Shares issued in reinvestment of distributions	2,226,366	26,532,191	2,441,639	29,551,927
Shares redeemed	(15,008,215)	(177,112,223)	(15,804,157)	(188,988,429)
Net increase (decrease)	4,512,505	$ 56,827,555	2,748,980	$ 36,232,587

Annual Report | 173

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended February 29, 2012				
Shares sold	3,518,727	$ 43,248,580	4,302,309	$ 53,665,351
Shares issued in reinvestment of distributions	348,664	4,243,206	541,383	6,707,066
Shares redeemed	(1,660,589)	(19,984,288)	(3,218,616)	(39,446,584)
Net increase (decrease)	2,206,802	$ 27,507,498	1,625,076	$ 20,925,833
Year ended February 28, 2011				
Shares sold	3,408,112	$ 41,308,067	5,786,102	$ 71,638,692
Shares issued in reinvestment of distributions	295,955	3,553,090	491,024	6,016,205
Shares redeemed	(2,151,122)	(25,460,018)	(4,540,028)	(54,790,106)
Net increase (decrease)	1,552,945	$ 19,401,139	1,737,098	$ 22,864,791
Advisor Class Shares:				
Year ended February 29, 2012				
Shares sold	2,502,222	$ 30,364,293	3,686,364	$ 44,318,065
Shares issued in reinvestment of distributions	87,490	1,068,755	99,346	1,223,383
Shares redeemed	(498,300)	(5,992,686)	(758,206)	(9,194,062)
Net increase (decrease)	2,091,412	$ 25,440,362	3,027,504	$ 36,347,386
Year ended February 28, 2011				
Shares sold	3,054,392	$ 36,822,186	1,694,968	$ 20,788,538
Shares issued in reinvestment of distributions	5,105	60,583	15,523	185,425
Shares redeemed	(881,271)	(10,238,448)	(989,039)	(11,681,028)
Net increase (decrease)	2,178,226	$ 26,644,321	721,452	$ 9,292,935

	Franklin Virginia Tax-Free Income Fund	
	Shares	Amount
Class A Shares:		
Year ended February 29, 2012		
Shares sold	8,162,307	$ 95,522,977
Shares issued in reinvestment of distributions	1,936,347	22,571,303
Shares redeemed	(9,693,975)	(112,044,732)
Net increase (decrease)	404,679	$ 6,049,548
Year ended February 28, 2011		
Shares sold	11,404,276	$ 132,618,687
Shares issued in reinvestment of distributions	1,788,714	20,678,908
Shares redeemed	(13,393,163)	(152,484,449)
Net increase (decrease)	(200,173)	$ 813,146

174 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Virginia Tax-Free Income Fund	
	Shares	Amount
Class C Shares:		
Year ended February 29, 2012		
Shares sold	2,191,114	$ 26,070,579
Shares issued in reinvestment of distributions	339,134	4,003,614
Shares redeemed	(1,779,609)	(20,845,804)
Net increase (decrease)	750,639	$ 9,228,389
Year ended February 28, 2011		
Shares sold	2,750,122	$ 32,428,726
Shares issued in reinvestment of distributions	313,260	3,665,595
Shares redeemed	(2,320,364)	(26,615,512)
Net increase (decrease)	743,018	$ 9,478,809
Advisor Class Shares:		
Year ended February 29, 2012		
Shares sold	1,897,264	$ 21,687,498
Shares issued in reinvestment of distributions	52,070	610,090
Shares redeemed	(443,683)	(5,137,113)
Net increase (decrease)	1,505,651	$ 17,160,475
Year ended February 28, 2011		
Shares sold	604,109	$ 7,055,655
Shares issued in reinvestment of distributions	4,669	52,175
Shares redeemed	(275,723)	(3,077,364)
Net increase (decrease)	333,055	$ 4,030,466

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 175

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Funds pay an investment management fee to Advisers based on month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund
Reimbursement Plans:				
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:				
Class B	—	0.65%	—	—
Class C	0.65%	0.65%	0.65%	—

176 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Reimbursement Plans:					
Class A	0.10%	0.10%	0.10%	0.10%	0.10%
Compensation Plans:					
Class C	0.65%	0.65%	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$83,722	$136,735	$126,597
CDSC retained	$15,072	$ 11,604	$ 11,618

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$81,390	$172,260	$105,806
CDSC retained	$ 38	$ 17,871	$ 18,312

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$504,496	$444,166	$205,627
CDSC retained	$ 24,176	$ 32,927	$ 35,618

Annual Report | 177

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

c. Transfer Agent Fees

For the year ended February 29, 2012, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Transfer agent fees	$ 48,488	$186,094	$ 85,994

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Transfer agent fees	$ 30,846	$ 57,430	$122,210

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Transfer agent fees	$197,930	$185,045	$154,909

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At February 29, 2012, the capital loss carryforwards were as follows:

	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Capital loss carryforwards subject to expiration:				
2013	$ 177,766	$ 253,770	$ 240,220	$ —
2014	51,012	65,408	—	—
2015	125,659	—	—	—
2016	414,407	107,105	—	—
2017	2,923,290	417,325	42,728	1,038,820
2018	—	—	782,096	205,848
Capital loss carryforwards not subject to expiration:				
Short Term	528,278	322,825	1,089,160	1,779,000
Long Term	843,281	—	517,418	1,348,064
Total Capital Loss carryforwards	$5,063,693	$1,166,433	$2,671,622	$4,371,732

178 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. Income Taxes (continued)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Capital loss carryforwards subject to expiration:			
2013	$1,384,535	$ —	$ —
2016	776,667	—	—
2018	760,455	16,085	1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:			
Short Term	130,793	2,565,514	2,500,996
Long Term	—	657,347	—
Total Capital Loss carryforwards	$3,053,285	$3,238,946	$4,031,753

During the year ended February 29, 2012, the Franklin Alabama Tax-Free Income Fund and Franklin Florida Tax-Free Income Fund utilized $35,343 and $245,044, respectively, of capital loss carryforwards.

On February 29, 2012, the following funds had expired pre-enactment capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
$1,118,456	$999,689	$1,619,914	$569,948

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At February 29, 2012, the Franklin Alabama Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund deferred post-October capital losses of $216,324 and $29,948, respectively.

The tax character of distributions paid during the years ended February 29, 2012 and February 28, 2011, was as follows:

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund	
	2012	2011	2012	2011
Distributions paid from tax exempt income	$11,938,076	$12,404,397	$51,143,741	$57,489,666

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund	
	2012	2011	2012	2011
Distributions paid from tax exempt income	$20,117,933	$19,687,848	$ 7,458,586	$ 7,892,172

Annual Report | 179

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

4. Income Taxes *(continued)*

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund	
	2012	2011	2012	2011
Distributions paid from tax exempt income	$17,281,801	$17,058,735	$25,285,058	$26,753,665

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund	
	2012	2011	2012	2011
Distributions paid from tax exempt income	$46,784,234	$44,938,974	$49,812,692	$49,768,689

	Franklin Virginia Tax-Free Income Fund	
	2012	2011
Distributions paid from tax exempt income	$33,353,031	$34,271,831

At February 29, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Cost of investments	$ 280,237,802	$1,050,221,357	$507,075,643
Unrealized appreciation	$ 16,632,089	$ 76,606,159	$ 38,078,474
Unrealized depreciation	(989,335)	(697,308)	(910,107)
Net unrealized appreciation (depreciation)	$ 15,642,754	$ 75,908,851	$ 37,168,367
Undistributed tax exempt income	$ 175,641	$ 658,339	$ 246,627
Undistributed long term capital gains	—	431,407	—
Distributable earnings	$ 175,641	$ 1,089,746	$ 246,627

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Cost of investments	$ 182,809,559	$ 413,288,130	$641,457,044
Unrealized appreciation	$ 10,891,550	$ 28,554,063	$ 37,667,745
Unrealized depreciation	(215,951)	(645,605)	(2,809,972)
Net unrealized appreciation (depreciation)	$ 10,675,599	$ 27,908,458	$ 34,857,773
Distributable earnings – undistributed tax exempt income	$ 197,107	$ 235,117	$ 1,109,349

180 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements *(continued)*

4. Income Taxes *(continued)*

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Cost of investments	$1,178,092,002	$1,286,020,989	$829,635,881
Unrealized appreciation	$ 76,155,943	$ 89,818,201	$ 51,861,798
Unrealized depreciation	(460,727)	(1,264,895)	(283,218)
Net unrealized appreciation (depreciation)	$ 75,695,216	$ 88,553,306	$ 51,578,580
Distributable earnings – undistributed tax exempt income	$ 324,979	$ 927,568	$ 843,076

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2012, were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Purchases	$ 14,967,940	$ 71,596,675	$ 40,900,813
Sales	$ 16,062,706	$153,444,001	$ 34,374,766

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Purchases	$ 30,116,616	$ 49,857,198	$ 72,935,154
Sales	$ 39,173,851	$ 28,248,255	$ 75,533,794

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Purchases	$210,529,324	$176,915,946	$128,185,602
Sales	$144,678,562	$ 76,192,655	$ 93,032,840

Annual Report | 181

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 29, 2012, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

182 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 29, 2012, all of the Funds’ investments in securities carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 183

184 | Annual Report

Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2012

Annual Report | 185

Franklin Tax-Free Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2012. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2013, shareholders will be notified of amounts for use in preparing their 2012 income tax returns.

186 | Annual Report

Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

Annual Report | 189

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

190 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 191

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,

192 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2011, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed both the income and total return of each Fund to be above the median of its Lipper performance universe during 2011, with most being in the highest or second-highest performing quintile of such universe during such year, as well as for most of the applicable previous three-, five-and 10-year periods on an annualized basis. The Board was satisfied with the relative performance of these Funds as shown in the Lipper report.

Annual Report | 193

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups, with the exception of Franklin Kentucky Tax-Free Income Fund and Franklin North Carolina Tax-Free Income Fund, whose fee rates in each case were within one-and-a-half basis points of their respective expense group medians. The Lipper reports further showed that the actual total expense ratios for all Funds were in the least expensive quintiles of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expense ratios of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in

194 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets, 0.5% on the next $150 million of assets, 0.45% on assets in excess of $250 million, with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion, 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board noted that at December 31, 2011, none of these Funds had assets in excess of $10 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 195

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

196 | Annual Report

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

TF2 A 04/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Account Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $789,951 for the fiscal year ended February 29, 2012 and $814,407 for the fiscal year ended February 28, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended February 29, 2012 and $60,000 for the fiscal year ended February 28, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2012 and $12,442 for the fiscal year ended February 28, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2012 and $132,358 for the fiscal year ended February 28, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 for the fiscal year ended February 29, 2012 and $204,800 for the fiscal year ended February
28, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson

5

Chief Executive Officer –
Finance and Administration
Date April 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date April 26, 2012

By /s/GASTON GARDY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date April 26, 2012

6